Table of Contents

                                                                 Page

Letter to Shareholders                                              3

Fund Performance Reviews

                  Bond Fund                                         4
                  Balanced Fund                                     6
                  High Income Fund                                  8
                  Growth and Income Fund                           10
                  Capital Appreciation Fund                        12
                  Emerging Growth Fund                             14
                  International Stock Fund                         16

Family of Investments                                              18

Portfolios of Investments

                  Cash Reserves Fund                               20
                  Bond Fund                                        21
                  Balanced Fund                                    23
                  High Income Fund                                 26
                  Growth and Income Fund                           33
                  Capital Appreciation Fund                        34
                  Emerging Growth Fund                             35
                  International Stock Fund                         37

Financial Statements

                  Statements of Assets & Liabilities               42
                  Statements of Operations                         44
                  Statements of Changes in Net Assets              46
                  Financial Highlights                             50

Notes to Financial Statements                                      54

Letter to Shareholders

Dear Fellow Shareholder,

The six months ended April 30, 2000 saw stock market volatility increase to record levels. Investors were further challenged by extreme sector rotation as various market sectors took turns leading the way, then falling away.

Throughout this period, the Federal Reserve Board was gradually increasing its upward pressure on general interest rate levels through repeated verbal warnings as well as intermittent actual increases in the Federal Funds rate. But to date, the economy has maintained its very strong and broad economic advance in spite of these Fed attempts to temper growth and thereby curtail potential inflationary pressures.

The increased stock market volatility and accelerating sector rotation, however, signal growing uneasiness with the near-term economic outlook. Investors are beginning to recognize that rising interest rates must eventually impact both consumers and businesses. Even the Internet stock speculators are starting to acknowledge that stocks of companies with a seemingly good idea but no earnings may not be worth double digit multiples of revenues, especially in a rising interest rate environment. As a result, most sectors of the stock market peaked in March and declined, some quite sharply at times, through April.

This six-month period of wide swings in market direction provided many opportunities for the MEMBERS Mutual Funds to illustrate their ability to participate in favorable markets, and to provide some downside protection in falling markets. As discussed in the following pages, all of the domestic funds outperformed their representative market or peer group indexes over this six-month period. In most cases, this performance edge was achieved primarily by not losing as much of previous gains during market declines.

This relative stability in difficult markets is a hallmark of our investment management style and philosophy. We manage all of the core portfolio funds (Cash Reserves, Bond, Balanced, Growth and Income, and Capital Appreciation) with the dual objectives of competitive returns and moderated risk. This dual emphasis cannot eliminate the chances of significant declines in the funds' share values. It does, however, usually moderate the fluctuations, making it less difficult (though it's never easy!) for investors to start, and to stay with, their long-term, systematic investment accumulation programs in spite of the always-challenging investment markets. As a result, we expect our investors to realize greater long-term success with their investment programs than those investors who are attempting to invest "at just the right times" in more volatile funds.

We expect continued Fed-induced increases in interest rates in the months ahead. This should continue to put near-term pressure on both bonds and stocks. However, most international economies continue to recover, and the underlying economic foundation in the U.S. remains very sound. The Fed's goal is to temper the rate of U.S. economic growth, not reverse it.

We believe this careful balance can be achieved, and that our investment markets will resume their advance once attainment of this objective is more visible. If so, the next few months could be a very favorable time to be adding to long-term investment portfolios, and funds managed with an eye on risk should be the ideal investment vehicles.

All of us at CIMCO thank you for your continued confidence in the MEMBERS Mutual Funds.

Sincerely,

/s/  Lawrence R. Halverson

Lawrence R. Halverson, CFA
President


                             Fund Performance Review

                                MEMBERS Bond Fund

Bonds fared relatively poorly during the six month period ended April 30, 2000 as the yield curve became inverted. Rates on 90-day U.S. Treasury Bills rose from 4.38% to 5.40% during the period, pressured by increases in short-term interest rates by the Federal Reserve Board. Yields on the 10-year Treasury Bond moved from 6.02% to 6.21% while rates on 30-year Treasury Bonds actually declined from 6.16% to 5.96%. Long government bonds were by far the best performing segment during the six month period, as reflected by the 4.54% return of the Lehman Long Government Bond Index.

The MEMBERS Bond Fund provided a total return of 1.04% (Class A Shares at net asset value) for the six month period ended April 30, 2000. This compares to a return of 1.07% for the Lehman Brothers Intermediate Government/Corporate Bond Index over the same period. The slight shortfall relative to this index is the result of being somewhat under-weighted in long-dated treasuries versus the index. The Bond Fund was structured to modestly outperform in a rising rate environment, risking that performance might lag somewhat in a falling rate environment. This being the case, the Fund performed reasonably well given the significant inversion that occurred. Fund results were slightly ahead of the Lipper Intermediate Investment Grade Bond Index, which returned 0.99% during the period.

While the yield curve has inverted in the past, it has not occurred since 1994 and is a phenomenon that is typically associated with periods of economic weakness. Never has there been an inverted yield curve with economic growth above 5%, as it is today. The drop in rates at the long end of the yield curve is primarily attributable to a supply/demand imbalance rather than a declining economy. With available funds from the budget surplus, the United States Treasury Department has been buying back 30-year bonds in the open market, creating a lack of supply of long-term issues. As this has occurred, the demand for high quality investments has increased and the result has been the inversion in the U.S. Treasury yield curve.

Yields on corporate bonds have increased during the period, and the sector's yield curve has remained fairly steep. We believe that this has created a very compelling opportunity for investment-grade corporate bonds as an asset class as yields are now above 8%. During the first few months of 2000, we increased our allocation to corporate bonds to take advantage of these attractive yields.

As of April 30, 2000, the Fund held 44 securities that are well diversified across the major sectors of the bond market. The portfolio currently has an average maturity of 7.28 years and an average quality of AA. We continue to employ an aggressive management style that entails active trading in an attempt to capitalize on the unique and constantly changing pressures and resulting imbalances in the bond market. Our goal is to deliver better total returns than a more passive approach, but without significantly increasing our share price volatility.

Going forward, we expect bond funds to perform very well after the current round of Fed tightening. The Federal Reserve is on a mission to slow the economy to relieve "imbalances" occurring with supply and demand. We believe that once this slowdown is evident, the bond market will become a more attractive asset class to investors who have stayed away due to the low nominal yields that were offered in the past, and the unusually high equity returns. This performance is unlikely to be achieved without a high degree of volatility, however, as has been the case with the equity market. We are uncertain about how far rates must rise to slow an economy that is experiencing such momentum, but we do believe that yields only modestly above current levels on investment grade corporate bonds will look very attractive to investors, particularly if the equity market begins to discount an economic slowdown.

CIMCO Bond Portfolio Management Team -- Advisor

                            Fund Performance Review

                            Bond Fund Diversification
                       of Investments Among Market Sectors

At this place, the shareholder report contains a pie chart showing the following: Cash & Other Assets 9%, U.S. Government and Agency Obligations 41%, Corporate Notes and Bonds 50%.


                        Bond Fund Annualized Performance
                           of $10,000 Since Inception

At this place, the shareholder report shows a line chart which shows the following:

Class A Shares.......................................................$10,422
Class B Shares.......................................................$10,372
Lehman Brothers Intermediate Government/Corporate Bond Index.........$11,042

This chart compares a $10,000 investment made in the Fund on its inception date to a $10,000 investment made in the index on that date. All dividends and capital gains are reinvested. Further information relating to the Fund's performance, including expense reimbursements, is contained in the Prospectus and elsewhere in this report. Past performance is not indicative of future performance. Indices are unmanaged and investors cannot invest in them. Additionally, the Lehman index return does not reflect expenses or sales charges.

                  MEMBERS Bond Fund Average Annual Total Return

                                                         % Return Without Sales Charge     % Return After Sales Charge***
                                                       12 Months Ended   Since Inception  12 Months Ended   Since Inception
                                                          04/30/00        to 04/30/00+       04/30/00        to 04/30/00+
Class A Shares*                                              1.17%             3.72%           -3.18%             1.79%
Class B Shares**                                             0.41              2.96            -3.88              1.58
Lipper Intermediate Investment Grade Bond Fund Index         0.41              3.49              --                --
Lehman Brothers Intermediate Government/Corporate Bond Index 1.52              4.34              --                --

   * Maximum Sales Charge is 4.3% for A Shares.
  ** Maximum Contingent Deferred Sales Charge is 4.5% for B Shares. *** Assuming Maximum Sales Charge
   + Funds commenced operations on December 29, 1997.

                             Fund Performance Review

                              MEMBERS Balanced Fund

During the six months ended April 30, 2000, the U.S. stock market, as measured by the S&P 500, returned 7.21%. Removing just seven large, high performing stocks from the index would have reduced this gain to zero. For some time, returns of capitalization-weighted indexes such as the S&P 500 have been driven by a narrow group of stocks. Market breadth, however, has shown an improvement during recent months as evidenced by the recent out-performance of small- and medium-capitalization stocks relative to large-capitalization issues.

Bonds fared relatively poorly during the period as interest rates generally rose and put downward pressure on bonds. The interest rate on 90-day U.S. Treasury Bills rose from 4.38% to 5.40%, while the 10-year Treasury Bond yield moved from 6.02% to 6.21%. The yield on 30-year Treasury Bonds actually declined from 6.16% to 5.96%, due in part to the Treasury retiring some of these bonds. This resulted in an inversion of the yield curve. The Lehman Brothers Intermediate Government/Corporate Bond Index, a broad representation of investment grade bonds with maturity dates averaging four-to-five years, provided a total return of 1.07% during the six month period. Money market yields rose along with interest rates. On average, money market investments provided returns of about 2.55%, close to the 2.65% earned by 90-day U.S. Treasury Bills.

MEMBERS Balanced Fund provided a return of 6.72% (Class A Shares at net asset value). This exceeded the 5.20% return of the Lipper Balanced Fund Index over the same time frame despite the fact that most balanced funds take a more aggressive posture than the MEMBERS Balanced Fund in constructing their mix of stocks, bonds, and money market instruments. The Balanced Fund return was also higher than the 4.07% gain realized from a hypothetical portfolio consisting of 45% S&P 500 index, 40% Lehman Brothers Intermediate Government/Corporate Bond Index and 15% 90-day U.S. Treasury Bills.

The stocks and bonds owned in MEMBERS Balanced Fund are largely the same as the securities comprising MEMBERS Capital Appreciation, Growth and Income and Bond Funds. Please see the Fund Performance Reviews of those funds elsewhere in this report for a more complete description of the Balanced Fund's portfolio positioning and results.

Looking ahead, the Fund will continue to be managed as a diversified portfolio of the most attractive stocks, bonds and money market investments identified by the CIMCO manage-ment teams. The normal range of asset allocation exposures is from 40% to 60% stocks, 40% to 60% bonds, and up to 20% money market instruments. Currently, stocks comprise nearly 55% of net assets and bonds 40% of net assets, with the remaining approximately 5% invested in money market instruments.

These proportions vary over time in reaction to the pace at which the management teams are finding attractive individual stocks and bonds. For example, as attractively priced stocks become more plentiful, the stock portion of the portfolio will grow, and vice versa. The management teams use this "bottom up" asset allocation approach instead of the more commonly used "top down" asset allocation tactics because we have observed that such market-timing tactics, over the long term, are rarely successful.

The Balanced Fund, through its diversification and flexibility, may be the most "investment efficient" of all the MEMBERS Mutual Funds. It is specifically designed to help investors harvest broad market returns within long-term investment programs, and most importantly, to manage their way through difficult markets with the help of the risk reduction effects of its broad diversification.

CIMCO Stock Portfolio Management Team -- Advisor
CIMCO Bond Portfolio Management Team -- Advisor

                           Fund Performance Review

                          Balanced Fund Diversification
                       of Investments Among Market Sectors

At this place, the shareholder report contains a pie chart showing the following: Common Stock 54%, U.S. Government Obligations 17%, Corporate Notes & Bonds 22% and Cash and Other Assets 7%.

                      Balanced Fund Annualized Performance
                           of $10,000 Since Inception

At this place, the shareholder report shows a line chart which shows the following:
Class A Shares.....................................................$12,712
Class B Shares.....................................................$12,852
Blended Synthetic Index............................................$12,724


This chart compares a $10,000 investment made in the Fund on its inception date to a $10,000 investment made in the index on that date. All dividends and capital gains are reinvested. Further information relating to the Fund's performance, including expense reimbursements, is contained in the Prospectus and elsewhere in this report. Past performance is not indicative of future performance. Indices are unmanaged and investors cannot invest in them.
Additionally, the Blended index return does not reflect expenses or sales charges.


                MEMBERS Balanced Fund Average Annual Total Return

                                                         % Return Without Sales Charge     % Return After Sales Charge***
                                                       12 Months Ended   Since Inception  12 Months Ended   Since Inception
                                                          04/30/00        to 04/30/00+       04/30/00        to 04/30/00+
Class A Shares*                                              7.81%            13.45%            2.14%            10.83%
Class B Shares**                                             7.00             12.64             2.50             11.35
Lipper Balanced Fund Index                                   4.99             11.26              --                --
Blended Synthetic Index                                      6.18             10.87              --                --

   * Maximum Sales Charge is 5.3% for A Shares.
  ** Maximum Contingent Deferred Sales Charge is 4.5% for B Shares. *** Assuming Maximum Sales Charge
   + Funds commenced operations on December 29, 1997.

                             Fund Performance Review


                            MEMBERS High Income Fund

High yield bond markets were particularly challenging during the six months ended April 30, 2000. Problems were especially evident during the first three months of calendar year 2000 as high yield securities under-performed all other major fixed income asset classes. The poor performance was mainly due to high yield mutual funds experiencing nearly $3 billion in redemptions during the first quarter of the new year. The outflows were primarily the result of investors' liquidity concerns that were driven by rising short-term interest rates and the resulting impact on credit quality in the high yield market. Also, the U.S. Treasury yield curve became dramatically inverted during the period. This inverted shape - a phenomenon not seen since 1994 - was driven by a combination of inflation concerns and expected supply/demand imbalances. Inversions of this nature are usually only witnessed during periods of economic weakness. The front-end of the yield curve was under extreme pressure from increases in short-term interest rates by the Federal Reserve Board, while the long-end of the yield curve experienced a price rally after the announcement of Treasury buybacks and the increased demand for high quality investments. As such, most analysts attribute the current inversion to lack of supply of long-term issues, not a declining economy.

Despite this difficult environment, the MEMBERS High Income Fund (Class A Shares at net asset value) returned 2.45%, outperforming the 0.08% return of the Lehman Brothers High Yield Index by 237 basis points. Strong relative performance was primarily the result of good credit selection and overweight positions in telecommunications and media sectors. Under-weighting health care and general industrial sectors also contributed to the out-performance.

Although the telecommunications sector did not perform as well as it has in past periods, it was still the top performing sector in the high yield market for this period. Nextlink, one of the Fund's top performing holdings for the period, financed its expansion into fiber-optic networks with high yield bonds. The firm's stock price has risen substantially in response to strong growth, and the price of its bonds were bid up significantly as well. We believe that future prospects remain favorable for Nextlink as the company enters new markets and gains a larger share of existing markets. The Fund continues to emphasize media and cable holdings as we expect those companies to continue to outperform as demand for voice and data transmission increases. Charter Communications, led by Microsoft co-founder Paul Allen, continues to generate double-digit cash flow growth and is among the industry leaders in subscriber growth. The company's growth is the result of successful roll-outs of new products and services such as digital video and high-speed Internet offerings.

Looking forward, we will continue to focus on bottom up research as the most reliable means of identifying securities with yields that compensate for associated credit risk. The U.S. interest rate backdrop has been most difficult in recent months, and it is unlikely that volatility in the high yield market will end any time soon.

CIMCO Bond Portfolio Management Team -- Advisor
Massachusetts Financial Services Company -- Subadvisor

                            Fund Performance Review


                        High Income Fund Diversification
                       of Investments Among Market Sectors

At this place, the shareholder report contains a pie chart showing the following: Cash and Other Assets 9%, Telecommunications 23%, Communications 16%, Technology 6%, Finance 6%, Recreation 5% and Other Sectors 35%.

                     High Income Fund Annualized Performance
                           of $10,000 Since Inception

At this place, the shareholder report shows a line chart which shows the following:

Class A Shares.......................................................$10,133
Class B Shares.......................................................$10,114
Lehman Brothers High Yield Bond Index................................$10,223


This chart compares a $10,000 investment made in the Fund on its inception date to a $10,000 investment made in the index on that date. All dividends and capital gains are reinvested. Further information relating to the Fund's performance, including expense reimbursements, is contained in the Prospectus and elsewhere in this report. Past performance is not indicative of future performance. Indices are unmanaged and investors cannot invest in them. Additionally, the Lehman index return does not reflect expenses or sales charges.


              MEMBERS High Income Fund Average Annual Total Return

                                                         % Return Without Sales Charge     % Return After Sales Charge***
                                                       12 Months Ended   Since Inception  12 Months Ended   Since Inception
                                                          04/30/00        to 04/30/00+       04/30/00        to 04/30/00+
Class A Shares*                                             -0.84%             2.48%           -5.08%             0.57%
Class B Shares**                                            -1.42              1.78            -5.50              0.49
Lipper High Yield Bond Index                                -2.94              1.21              --                --
Lehman Brothers High Yield Bond Index                       -3.52              0.95              --                --

   * Maximum Sales Charge is 4.3% for A Shares.
  ** Maximum Contingent Deferred Sales Charge is 4.5% for B Shares. *** Assuming Maximum Sales Charge
   + Funds commenced operations on December 29, 1997.

                             Fund Performance Review


                         MEMBERS Growth and Income Fund

The U.S. equity market experienced a notable increase in volatility during the six months ended April 30, 2000, with the major market indexes posting some of the largest point gains and losses in history. While the S&P 500 gained 7.21% during the period, the index essentially generated this return during the last two months of 1999 while remaining in a volatile trading range during the first four months of calendar year 2000. Technology and communication services stocks, which had been leading the market averages higher, began to break down starting in mid-March as concerns over valuation levels began to intensify. From its March 10th peak through the end of April, the tech-heavy NASDAQ Composite Index posted a decline of 23.5%. As this has occurred, it has been difficult for more reasonably valued equities to move meaningfully higher, leaving the broad market in a volatile trading range.

The MEMBERS Growth and Income Fund returned 8.08% (Class A Shares at net asset value) during the six month period ended April 30, 2000, exceeding both the S&P 500 and the Lipper Large-Cap Value Index. As we have noted in the past, the S&P 500 return in recent years has been heavily skewed toward a very narrow group of large-capitalization growth stocks. Since mid-March, we have begun to see a broadening of this performance to include many more stocks. In addition, the valuation divergence between the narrow group of stocks which had been leading the averages higher and the rest of the market has begun to narrow. The continuation of these trends would create a more favorable investment environment for value-oriented funds relative to the S&P 500. During the six month period, value-oriented funds lagged the S&P 500 as the Lipper Large-Cap Value Index returned 2.44%. The MEMBERS Growth and Income Fund, however, outpaced this peer group index by 564 basis points.

The out-performance of the MEMBERS Growth and Income Fund relative to the S&P 500 is primarily attributable to the strong relative performance exhibited by the technology and consumer staples sectors. The Fund's technology sector continued to generate strong results with holdings such as EMC Corp, Hewlett-Packard, Texas Instruments and Nortel Networks advancing sharply, each gaining over 80% during the six-month period. While these stocks generated powerful moves during the market's euphoric phase for technology issues, importantly, they in aggregate have also out-performed the sector during the recent pull-back. In the consumer staples sector, Disney, the largest holding within the sector, advanced over 63% during the reporting period.

Fund results were negatively impacted by modest relative sector under-performance in the healthcare, transportation and diversified sectors. In the healthcare sector, Bristol-Myers Squibb declined as a key new pharmaceutical product was delayed. The transportation and diversified sectors posted lackluster performance as holdings in those sectors failed to keep pace with the returns generated by their corresponding S&P sectors.

We are presently over-weighted in the consumer staples, energy and technology sectors while being under-weighted in the consumer cyclical, capital goods, communication services and finance sectors. All other sectors approximate benchmark weights. While our sector weightings are determined by the number of attractive stocks that we identify through bottom-up fundamental analysis, the degree to which sectors are over-weighted or under-weighted is generally limited in the MEMBERS Growth and Income Fund to a range of one-half to one-and-one-half times the benchmark index weight as a risk reduction technique.

We have stated for some time our belief that, in order for the overall equity market to move meaningfully higher, we would need to see a broadening of market leadership. While these rotations can be unnerving at times, we believe that a more favorable investment foundation is being established. As the market broadens, we believe that funds which are more broadly diversified, such as the MEMBERS Growth & Income Fund, will be well-positioned. Volatility will likely remain high and has the potential to be unsettling. The need to maintain investment discipline during these volatile times is critical as we continue to believe that stock market returns will prove to be rewarding over the long term.

CIMCO Stock Portfolio Management Team -- Advisor

                           Fund Performance Review


                     Growth and Income Fund Diversification
                       of Investments Among Market Sectors

At this place, the shareholder report contains a pie chart showing the following: Cash and Other Assets 4%, Financial Services 11%, Technology 31%,
Consumer Staples 15%, Communication Services 6%, Healthcare 9%, Energy 7%, Capital Goods 6% and Other Sectors 11%.

                  Growth and Income Fund Annualized Performance
                           of $10,000 Since Inception

At this place, the shareholder report shows a line chart which shows the following:

Class A Shares....................................................$13,719
Class B Shares....................................................$13,893
S&P 500 Index.....................................................$15,725


This chart compares a $10,000 investment made in the Fund on its inception date to a $10,000 investment made in the index on that date. All dividends and capital gains are reinvested. Further information relating to the Fund's performance, including expense reimbursements, is contained in the Prospectus and elsewhere in this report. Past performance is not indicative of future performance. Indices are unmanaged and investors cannot invest in them. Additionally, the S&P index return does not reflect expenses or sales charges.

           Members Growth and Income Fund Average Annual Total Return

                                                         % Return Without Sales Charge     % Return After Sales Charge***
                                                       12 Months Ended   Since Inception  12 Months Ended   Since Inception
                                                          04/30/00        to 04/30/00+       04/30/00        to 04/30/00+
Class A Shares*                                              5.76%            17.21%            0.14%            14.51%
Class B Shares**                                             5.02             16.36             0.52             15.13
Lipper Large-Cap Value Index                                 1.22             12.63              --                --
S&P 500 Index                                               10.15             21.40              --                --

   * Maximum Sales Charge is 5.3% for A Shares.
  ** Maximum Contingent Deferred Sales Charge is 4.5% for B Shares. *** Assuming Maximum Sales Charge
   + Funds commenced operations on December 29, 1997.

                             Fund Performance Review

                        MEMBERS Capital Appreciation Fund

The market provided more high drama during the six month period ended April 30, 2000. Volatility stole the show as intra-day moves of more than three percentage points in the NASDAQ Composite Index became the rule rather than the exception. Most domestic stock indexes posted impressive gains during the period, and small- and mid-capitalization stocks significantly outperformed their larger-cap brethren. Returns of 21.22% and 18.72% by the S&P 400 MidCap Index and the Russell 2000 Small Cap Index upstaged the 7.21% return of the S&P 500 Index, as well as the 8.37% gain for the S&P 1500 Super Composite Index.

The MEMBERS Capital Appreciation Fund, with its mid- to large-capitalization orientation, returned 12.66% (Class A Shares at net asset value) during the six month period. This outperformed the S&P Super Composite Index (an index comprised of large, mid, and small capitalization stocks), but lagged the 14.65% for similar mutual funds as measured by Lipper Analytical Services' Multi-Cap Core Index.

Fund performance was driven by stocks in the technology, healthcare and energy sectors which outperformed the overall market and the corresponding S&P sector return. Notable contributors to results include technology holdings such as ADC Telecom, Micron Technology, EMC Corp. and Texas Instruments. In healthcare, Elan Corp. and Pharmacia outperformed while Weatherford International led the energy sector. Other strong performers during the period include Primedia Inc., a consumer cyclical holding, and Telmex, a communications services sector holding. The capital goods and finance sectors were the weakest performing sectors during the period. The capital goods sector return was depressed by the poor performance in Owens-Illinois, a position which was eliminated during the period due to difficult industry conditions. Finance sector results lagged as shares of Associates First Capital and First Security Corp. underperformed.

We  enter  the  second  half of the  fiscal  year  with  modestly  over-weighted positions  relative  to the S&P  1500  Super  Composite  Index  in the  consumer cyclical, basic materials and technology sectors. Our analysis of company fundamentals lead us to believe that stocks in these sectors offer the most favorable risk/return profile. We are currently underweight the capital goods, finance and healthcare sectors as we believe that the current valuations of these stocks adequately reflect their outlook. Our sector weights reflect the areas where we are finding stocks with the strongest fundamentals and attractiveness, not general assessments of the sectors or the overall economy. While the Fund's sector exposures may deviate from the index weights, the Fund remains well diversified at all times.

The Federal Reserve has begun to tighten monetary policy in an effort to control inflationary influences and slow the economy to a more sustainable growth rate. While the slowing effects of the rate hikes will not be felt for several months, a more immediate impact was the sudden cooling off of several highly valued technology industries. A rotation out of "new era" technology and biotech companies became evident toward the end of March as investors began to reassess the merits and fundamentals of these companies now that the economic playing field has changed. Market breadth has also improved as investors have rediscovered value in the small- and mid-cap names that have been overlooked during the last several quarters. A sustained recovery in small- and mid-cap stocks will benefit the Capital Appreciation Fund with its investment profile across all capitalization sectors.

Although the U.S. economy is currently growing at an unsustainable pace, the core fundamentals of the economy remain healthy and conducive to strong company performance. The speculation regarding the timing and magnitude of Federal Reserve-led rate increases have unsettled the market, generating significant volatility. The market will likely remain turbulent for the duration of the Federal Reserve's tightened monetary policy. Investors should continue to focus on their long-term investment accumulation programs and not try to "time" the market volatility. We continue to believe that long-term investors will be rewarded by accumulating a diversified portfolio of quality, reasonably priced securities like those we seek to provide in MEMBERS Capital Appreciation Fund.

CIMCO Stock Portfolio Management Team -- Advisor

                           Fund Performance Review

                    Capital Appreciation Fund Diversification
                       of Investments Among Market Sectors

At this place, the shareholder report contains a pie chart showing the following: Consumer Staples 8%, Technology 30%, Financial Services 11%, Consumer Cyclicals 11%, Energy 6%, Healthcare 9%, Other Sections 8%, Cash and Other Assets 5%, Communication Services 6% and Capital Goods 6%.

                Capital Appreciation Fund Annualized Performance
                           of $10,000 Since Inception

At this place, the shareholder report shows a line chart which shows the following:

Class A Shares......................................................$14,654
Class B Shares......................................................$14,870
S&P 1500 Super Composite Index......................................$15,481


This chart compares a $10,000 investment made in the Fund on its inception date to a $10,000 investment made in the index on that date. All dividends and capital gains are reinvested. Further information relating to the Fund's performance, including expense reimbursements, is contained in the Prospectus and elsewhere in this report. Past performance is not indicative of future performance. Indices are unmanaged and investors cannot invest in them. Additionally, the S&P index return does not reflect expenses or sales charges.

          MEMBERS Capital Appreciation Fund Average Annual Total Return

                                                         % Return Without Sales Charge     % Return After Sales Charge***
                                                       12 Months Ended   Since Inception  12 Months Ended   Since Inception
                                                          04/30/00        to 04/30/00+       04/30/00        to 04/30/00+
Class A Shares*                                             16.14%            20.57%           10.01%            17.79%
Class B Shares**                                            15.28             19.71            10.78             18.53
Lipper Multi-Cap Core Index                                 17.08             19.45              --                --
S&P1500 Super Composite Index                               11.28             20.59              --                --

   * Maximum Sales Charge is 5.3% for A Shares.
  ** Maximum Contingent Deferred Sales Charge is 4.5% for B Shares. *** Assuming Maximum Sales Charge
   + Funds commenced operations on December 29, 1997.

                             Fund Performance Review

                          MEMBERS Emerging Growth Fund

 The MEMBERS Emerging Growth Fund was added to the fund family on February 29, 2000. During the period from the Fund's inception through April 30, 2000, the Fund experienced the same high level of volatility associated with the technology stock-heavy NASDAQ Composite Index. In months leading up to the Fund's inception, technology stocks were market leaders, nearly to the exclusion of all other sectors. This significant out-performance also registered in the form of high valuations for many technology stocks relative to other industries and groups. These higher valuations, along with rising interest rates and structural changes in the economy, set the stage for the aforementioned volatility.

During the period from inception through April 30, 2000, the NASDAQ Composite Index returned -15.65% while the Fund fell -14.20% (Class A Shares at net asset value). Both of these declines are primarily attributable to heavy exposure in technology and communication services issues during the recent period of weakness for these sectors. Small capitalization stocks also fell under pressure, declining -9.05% during this period, after having experienced a resurgence during the last two months of 1999 and the first two months of 2000. More broadly diversified indexes posted positive returns during this period. The S&P 500 gained 6.48% from inception through April 30, 2000, outperforming the Fund due largely to its lower weightings in technology stocks and larger-capitalization issues.

Major positions in Oracle Inc. and Cisco Systems had a positive impact on performance during the reporting period, despite the difficult environment for technology issues. Oracle, the world's largest database software maker, rose due to strong earnings and sales outlooks. Cisco Systems, the world's largest maker of Internet equipment, rose on news of sales growth and the announcement of several strategic acquisitions and new business alliances. Holdings in Microsoft and Qualcomm - two of last year's best performers - caused a drag on performance during the period. After surging 16-fold in 1999, and leading the charge at the outset of 2000, shares of Qualcomm tumbled after reporting chip and cell phone shipments would likely fall in the first quarter. Microsoft's stock price suffered due to uncertainties surrounding the Justice Department's anti-trust suit against the firm and slowing demand for personal computers.

The Fund continues to emphasize technology and communication services issues due to the long-term growth prospects for companies in these areas. Companies in lower growth sectors such as consumer staples, basic materials and financial services are being de-emphasized, and, as such, the Fund is under-weighted in those areas.

Going forward, changes in the structure of the economy will probably extend the current "new versus old economy" discussion among investors for many more months. Technology stocks have been beneficiaries of increased investor awareness of the shift from an industrial to an information-based economy. However, many technology stocks are expensive from a valuation perspective, increasing their exposure to changes in investor sentiment. As such, these stocks will probably continue to experience high levels of volatility in response to economic news and other industry events such as the potential breakup of Microsoft. It is unlikely that the MEMBERS Emerging Growth Fund will be immune to such shifts in the investment landscape. Investors who own the Fund, or are considering adding the Fund to an existing portfolio, should be aware of this risk exposure and its potential to produce strong long-term returns.

CIMCO Stock Portfolio Management Team - Advisor
Massachusetts Financial Services Company -- Subadvisor

                           Fund Performance Review


                      Emerging Growth Fund Diversification
                       of Investments Among Market Sectors

At this place, the shareholder report contains a pie chart showing the following:

                   Emerging Growth Fund Annualized Performance
                           of $10,000 Since Inception

At this place, the shareholder report shows a line chart which shows the following: Technology 15%, Consumer Cyclicals 6%, Other Sections 19%, Cash and Other Assets 15% and Communication Services 15%.

MEMBERS Emerging Growth is a new fund, therefore, it does not have historical investment performance.

In the future, the performance will be shown in this report along with the other funds.

                             Fund Performance Review

                        MEMBERS International Stock Fund

International stock markets ended 1999 on a high note, finishing a great year for international equity investors. However, much of the fanfare has since subsided as international stocks posted only modestly positive gains during the first four months of 2000. World economies have experienced strong-to-moderate recoveries with very few countries not participating in the current global expansion. The euro continued to fall in value relative to the dollar, causing currency drag on U.S. investors' holdings from European nations. Stocks of technology, media and telecommunications companies around the world experienced strong rallies during the period, but some of their gains were diminished by profit taking toward the end of March.

Overall, the dominant theme in late 1999 and early 2000 was greater than expected economic growth and a perceived threat of inflation. Rapidly rising oil prices also shocked investors into analyzing, and possibly over-analyzing, global price levels. Like in the U.S., some central banks in other industrialized nations and the European Union raised short-term interest rates in an effort to thwart potential inflationary pressures.

During the six-month period ended April 30, 2000, the MEMBERS International Stock Fund posted a total return of -3.78% (Class A Shares at net asset value). The Morgan Stanley Europe, Australasia, and Far East (EAFE) Index gained 6.84%. Less industrialized nations also experienced positive results with the Morgan Stanley Emerging Market Free Index rising 13.88% during the period. Smaller company stocks, while beginning to show some signs of life, failed to keep pace with their larger-capitalization counterparts during the period. More modest positive local market returns were pushed into negative territory by currency translation effects. The Morgan Stanley Small-Cap EAFE Index posted a decline of -1.46% during the six month period. Growth-oriented stocks continued their dominance, although evidence of a style rotation away from these stocks was noticeable during the first four months of 2000.

The Fund employs a value-oriented management style in all three international sectors. The allocation of new monies flowing into the Fund remains 70% to international large-cap, 15% to international small-cap, and 15% to emerging markets. Since the beginning of the year, the large-cap (EAFE) segment of the Fund was repositioned with the intention of reducing the Fund's exposure to "deep value" stocks while increasing exposure to stocks with more well-defined growth prospects. Special attention was placed on enhancing risk control processes. In the recent past, as markets became more expensive, the subadvisor's search for reasonably valued securities placed stronger emphasis on smaller stocks that have performed much differently from the broad market indexes, and in some cases, may have had limited liquidity. Now, after the restructuring, the EAFE segment of the Fund is more balanced by market capitalization, country and sector classifications.

We continue to believe that this segmented investment approach to international equity markets will, over the long term, provide solid risk-adjusted returns and excellent diversification benefits to compliment domestic holdings in most long term investment programs.

CIMCO Stock Portfolio Management Team -- Advisor
IAI International Limited -- Subadvisor
Lazard Asset Management -- Subadvisor

                           Fund Performance Review


                            International Stock Fund
                   Geographical Diversification of Investments

                 International Stock Fund Cumulative Performance
                           of $10,000 Since Inception

At this place, the shareholder report contains a pie chart showing the following: France 6%, United Kingdom 15%, Germany 8%, Japan 19%, Cash and Other Assets 4%, Other Countries 33%, Spain 4% Netherlands 5% and Switzerland 6%.

                 International Stock Fund Annualized Performance
                           of $10,000 Since Inception

At this place, the shareholder report shows a line chart which shows the following:
Class A Shares........................................................$11,033
Class B Shares........................................................$11,103
Morgan Stanley Capital International Europe, Asia & Far East Index....$14,619


This chart compares a $10,000 investment made in the Fund on its inception date to a $10,000 investment made in the index on that date. All dividends and capital gains are reinvested. Further information relating to the Fund's performance, including expense reimbursements, is contained in the Prospectus and elsewhere in this report. Past performance is not indicative of future performance. Indices are unmanaged and investors cannot invest in them. Additionally, the EAFE Index return does not reflect expenses or sales charges.

          MEMBERS International Stock Fund Average Annual Total Return

                                                         % Return Without Sales Charge     % Return After Sales Charge***
                                                       12 Months Ended   Since Inception  12 Months Ended   Since Inception
                                                          04/30/00        to 04/30/00+       04/30/00        to 04/30/00+
Class A Shares*                                             -0.93%             6.77%           -6.16%             4.30%
Class B Shares**                                            -1.62              5.98            -5.71              4.58
Lipper International Stock Fund Index                       22.53             17.98              --                --
Morgan Stanley Capital International Europe,
    Asia & Far East Index                                   14.19             17.67              --                --

   * Maximum Sales Charge is 5.3% for A Shares.
  ** Maximum Contingent Deferred Sales Charge is 4.5% for B Shares. *** Assuming Maximum Sales Charge
   + Funds commenced operations on December 29, 1997.

                              Family of Investments

CASH RESERVES FUND

Investment Objective

The Cash Reserves Fund seeks high current income from money market instruments consistent with the preservation of capital and liquidity. The Fund intends to maintain a stable net asset value of $1.00 per share.

Portfolio Management

The Fund is managed by a team of CIMCO's portfolio managers.

Primary Investment Strategies

The Cash Reserves Fund invests exclusively in U.S. dollar-denominated money market securities maturing in thirteen months or less from the date of purchase, including those issued by U.S. and foreign financial institutions, corporate issuers, the U.S. Government and its agencies and instrumentalities, municipalities, foreign governments, and multinational organizations such as the World Bank. At least 95% of the Fund's assets must be rated in the highest short-term category (or its unrated equivalent), and 100% of the Fund's assets must be invested in securities rated in the two highest categories.

For a listing of the securities held in the portfolio on April 30, 2000, please turn to page 20.

BOND FUND
Investment Objective

The Bond Fund seeks to generate a high level of current income, consistent with the prudent limitation of risk, primarily through investment in a diversified portfolio of income bearing debt securities.

Portfolio Management

The Fund is managed by a team of CIMCO's portfolio managers.

Primary Investment Strategies

To keep current income relatively stable and to limit share price volatility, the Bond Fund emphasizes investment grade securities and maintains an intermediate (typically 3 to 6 years) average portfolio duration. Under normal circumstances, the Fund invests at least 80% of its assets in such securities. The Fund may employ active trading and typically invests in the following instruments: o Corporate Debt Securities o U.S. Government Debt Securities o Foreign Government Debt Securities o Other issuer Debt Securities.

The Fund may also invest in asset-backed and mortgage-backed securities, including securities backed by credit union originated loans, to the extent permitted by law and available in the market.

For a listing of the securities held in the portfolio at April 30, 2000, please turn to page 21.

BALANCED FUND
Investment Objective

The Balanced Fund seeks a high total return through the combination of income and capital appreciation.

Portfolio Management

The Fund is managed by a team of CIMCO's portfolio managers.

Primary Investment Strategies

The Balanced Fund invests in a broadly diversified array of securities including common stocks, bonds and money market instruments. The percentage of the Fund's assets invested in equity securities, income bearing securities and money market instruments may vary somewhat depending upon the availability of attractively priced stocks and bonds and anticipated cash needs of the Fund. Generally, however, common stocks will constitute 60% to 40% of the Fund's assets, bonds will constitute 40% to 60% of the Fund's assets and money market instruments may constitute up to 20% of the Fund's assets.

For a listing of the securities held in the portfolio at April 30, 2000, please turn to page 23.

HIGH INCOME FUND
Investment Objective

The High Income Fund seeks high current income by investing primarily in a diversified portfolio of lower-rated, higher-yielding income securities. The Fund also seeks capital appreciation, but only when consistent with its primary goal.

Portfolio Management

CIMCO uses one or more subadvisors under a "manager of managers" approach to make investment decisions for this Fund. Massachusetts Financial Services Company (MFS) is the only subadvisor currently used by CIMCO to manage the assets of the Fund.

Primary Investment Strategies

The High Income Fund invests primarily in lower-rated, higher-yielding income bearing securities, such as "junk" bonds. Because the performance of these securities has historically been strongly influenced by economic conditions, the Fund may rotate securities selection by business sector according to the economic outlook. Under normal market conditions, the Fund invests at least 80% of its assets in bonds rated lower than investment grade (BBB/Baa) and their unrated equivalents or other high-yielding securities. For a listing of the securities held in the portfolio at April 30, 2000, please turn to page 26.

GROWTH AND INCOME FUND
Investment Objective

The Growth and Income Fund seeks long-term capital growth with income as a secondary consideration.

Portfolio Management

The Fund is managed by a team of CIMCO's portfolio managers.

Primary Investment Strategies

The Growth and Income Fund focuses on stocks of companies with financial and market strengths and a long-term record of financial performance, and will, under normal market conditions, maintain at least 80% of its assets in such stocks. Primarily through ownership of a diversified portfolio of common stocks and securities convertible into common stocks, the Fund will seek a rate of return in excess of returns typically available from less variable investment alternatives. The Fund will typically invest in securities representing every sector of the S&P 500 in approximately the same weightings such sector has in the S&P 500.

For a listing of the securities held in the portfolio at April 30, 2000, please turn to page 33.

CAPITAL APPRECIATION FUND
Investment Objective

The Capital Appreciation Fund seeks long-term capital appreciation.

Portfolio Management

The Fund is managed by a team of CIMCO's portfolio managers.

Primary Investment Strategies

The Capital Appreciation Fund invests primarily in common stocks, and will, under normal market conditions, maintain at least 80% of its assets in such securities. The Fund seeks stocks that have a low market price relative to the portfolio managers' expected level and certainty of the issuing company's future earnings. Relative to the Growth and Income Fund, the Capital Appreciation Fund will include some smaller, less developed issuers and some companies undergoing more significant changes in their operations or experiencing significant changes in their markets. The Fund will diversify its holdings among various industries and among companies within those industries but will often be less diversified than the Growth and Income Fund.

For a listing of the securities held in the portfolio at April 30, 2000, please turn to page 34.

EMERGING GROWTH FUND
Investment Objective

The Emerging Growth Fund seeks long-term capital appreciation.

Portfolio Management

CIMCO uses one or more subadvisors under a "manager of managers" approach to make investment decisions for this Fund. Massachusetts Financial Services Company (MFS) is the only subadvisor currently used by CIMCO to manage the assets of the Fund.

Primary Investment Strategies

The Emerging Growth Fund invests generally in common stocks, securities convertible into common stocks and related equity securities. The Fund seeks securities of emerging growth companies, which are companies that are either: o relatively small or early in their life cycle, but have the potential to become much larger enterprises, or o major enterprises whose rates of earnings growth are anticipated to accelerate because of changes such as new management, new products, changes in demand for the company's products, or changes in the economy or segments of the economy affecting the company.

For a listing of the securities held in the portfolio at April 30, 2000, please turn to page 35.

INTERNATIONAL STOCK FUND
Investment Objective

The International Stock Fund seeks long-term growth of capital by investing primarily in foreign equity securities.

Portfolio Management

CIMCO uses one or more subadvisors under a "manager of managers" approach to make investment decisions for this fund. IAI International Limited and Lazard Asset Management are the subadvisors currently used by CIMCO to manage the assets of the Fund.

Primary Investment Strategies

Under normal market conditions, the International Stock Fund invests at least 80% of its assets in foreign equity securities. Foreign securities are issued by companies organized or whose principal operations are outside the U.S., issued by a foreign government, principally traded outside of the U.S., or quoted or denominated in a foreign currency. Equity securities include common stocks, securities convertible into common stocks, preferred stocks, and other securities representing equity interests such as American depository receipts, European depository receipts and Global depository receipts.

For a listing of the securities held in the portfolio at April 30, 2000, please turn to page 37.

            CASH RESERVES FUND-- Portfolio of Investments (Unaudited)

                                                       Value
   Par Value                                          (Note 2)
 COMMERCIAL PAPER (A) - 53.50%

           Finance - 25.77%
$ 300,000  American General Finance Co.
           6.162%, due 05/08/00                $      299,648
  300,000  Caterpillar Financial Services Corp.
           6.119%, due 05/10/00                       299,550
  365,000  Ford Motor Credit Corp.
           6.114%, due 05/12/00                       364,331
  350,000  General Electric Capital Corp.
           6.136%, due 05/22/00                       348,771
  300,000  General Motors Acceptance Corp.
           5.995%, due 05/01/00                       300,000
  200,000  Merrill Lynch & Co.
           6.175%, due 05/10/00                       299,547

                                                    1,911,847


           Communication - 4.96%
  370,000  Bellsouth Telecommunications, Inc.
           6.241%, due 06/01/00                       368,050


           Utilities - 4.70%
  350,000  MDU Resources Group
           6.145%, due 05/24/00                       348,652



           Energy - 4.04%
  300,000  Pacific Gas & Electric Corp.
           6.163%, due 05/15/00                       299,293


           Technology - 4.03%
  300,000  Emerson Electric Co.
           6.124%, due 05/17/00                       299,199


           Chemicals - 4.02%
  300,000  du Pont (E.I.) de Nemours & Co.
           6.143%, due 06/07/00                       298,150


           Consumer Staples - 3.96%
  295,000  Procter & Gamble Co.
           6.154%, due 06/07/00                       293,861


           Media - 2.02%
  300,000  Disney (Walt) Co
           6.111%, due 05/03/00                       149,950


           Total Commercial Paper                   3,969,002
           ( Cost $3,969,002 )

U.S. GOVERNMENT AND AGENCY OBLIGATIONS (A) - 45.97%

           Federal Home Loan Mortgage Corp. - 13.97%
$ 200,000  6.163%, due 06/15/00                   $      198,495
  845,000  6.213%, due 06/19/00                          838,042

                                                       1,036,537


           Federal Farm Credit Bank - 13.35%
  500,000  6.056%, due 05/04/00                          499,753
  493,000  6.060%, due 06/02/00                          490,414

                                                         990,167



           Federal National Mortgage Association - 12.03%
  500,000  5.040%, due 06/15/00                          496,275
  250,000  6.047%, due 06/22/00                          396,649

                                                         892,924



           Federal Home Loan Bank - 6.62%
  500,000  6.162%, due 08/18/00                          491,038




          Total U.S. Government and Agency Obligations 3,410,666
           ( Cost $3,410,666 )


CERTIFICATE OF DEPOSIT - 0.58%

   42,666  State Street Eurodollar
           5.000%, due 05/01/00                                      42,666


           Total Certificate of Deposit                   42,666
           ( Cost $42,666 )


TOTAL INVESTMENTS - 100.05%                            7,422,334
( Cost $7,422,334** )
NET OTHER ASSETS AND LIABILITIES - (0.05)%               (3,407)
TOTAL NET ASSETS - 100.00%                        $    7,418,927
================================================================================

       **  Aggregate cost for Federal tax purposes.
       (A) Rate noted represents annualized yield at time of purchase.

               BOND FUND-- Portfolio of Investments (Unaudited)

                                                       Value
   Par Value                                          (Note 2)
CORPORATE NOTES AND BONDS - 50.30%

           Energy - 14.55%
$ 350,000  Ashland, Inc., Senior Note
           6.625%,  due 02/15/08                  $      314,708
  300,000  DPL, Inc., 144A Senior Note (C)
           8.250%,  due 03/01/07                         296,234
  300,000  Dynegy Holdings, Inc., Senior Note
           8.125%,  due 03/15/05                         296,632
  250,000  Keyspan Gas East, MTN
           7.875%,  due 02/01/10                         253,888
  335,000  Petro Geo-Services ASA, Yankee
           Senior Note(D)
           7.125%,  due 03/30/28                         278,269
  250,000  Texas Utilities Co.
           6.375%,  due 02/01/04                         237,089
  175,000  Union Oil Company of California
           6.500%,  due 05/01/08                         158,438
  250,000  Valero Energy Corp.
           7.375%,  due 03/15/06                         234,881
  250,000  YPF Sociedad Anonima, Yankee (D)
           8.000%,  due 02/15/04                         243,861

                                                       2,314,000


           Finance - 13.43%
  300,000  Amerco, Senior Note
           8.800%,  due 02/04/05                         294,585
  250,000  Bank One Corp., Subordinate Debenture
           7.750%,  due 07/15/25                         236,471
  250,000  Barclays Bank PLC, Yankee,
           Subordinate Note(D)
           7.400%,  due 12/15/09                         240,292
  300,000  Block Financial Corp.
           8.500%,  due 04/15/07                         298,396
  200,000  First Union Capital II, Series A
           7.950%,  due 11/15/29                         188,033
  300,000  Heller Financial, Inc., 144A (C)
           7.375%,  due 11/01/09                         282,475
  300,000  SunTrust Banks, Inc., Subordinate Note
           7.750%,  due 05/01/10                         297,228
  300,000  Wells Fargo Co.
           6.400%,  due 04/26/02                         299,791

                                                       2,137,271


           Industrials - 5.29%
  300,000  Avnet, Inc
           7.875%,  due 02/15/05                         298,649
  290,000  Foster Wheeler Corp.
           6.750%,  due 11/15/05                         243,105
  300,000  Goodyear Tire & Rubber Co.
           8.500%,  due 03/15/07                         299,971

                                                         841,725

           Retail - 4.26%
$ 250,000  Autozone, Inc.
           6.000%,  due 11/01/03                  $      233,536
  500,000  Great Atlantic & Pacific Tea Co.
           7.750%,  due 04/15/07                         443,701

                                                         677,237



           Aerospace/Defense - 3.93%
  394,000  Lockheed Martin Corp.
           6.500%,  due 04/15/03                         375,008
  250,000  Raytheon Co., 144A (C)
           8.200%,  due 03/01/06                         249,465

                                                         624,473




           Capital Goods - 2.60%
  250,000  Cummins Engine, Inc.
           6.450%,  due 03/01/05                         229,007
  200,000  Lear Corp., Series B
           7.960%,  due 05/15/05                         183,909

                                                         412,916



           Health Services - 2.23%
  250,000  Bergen Brunswig Corp., Senior Note
           7.375%,  due 01/15/03                         206,983
  150,000  Columbia/HCA Healthcare Corp.
           6.125%,  due 12/15/00                         147,594

                                                         354,577



           Building and Construction - 1.70%
  300,000  Owens Corning, Inc.
           7.700%,  due 05/01/08                         270,773


           Telecommunications - 1.57%
  250,000  AT&T Corp., Debenture
           8.625%,  due 12/01/31                         250,105


           Consumer Services - 0.74%
  200,000  Service Corp. International
           7.200%,  due 06/01/06                         118,000


           Total Corporate Notes and Bonds             8,001,077
           (Cost $8,186,797)

U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 41.22%

           U.S. Treasury Notes - 23.73%
  500,000  10.750%,  due 02/15/03                        550,938
1,000,000  11.125%,  due 08/15/03                      1,130,000
  500,000  10.750%,  due 08/15/05                        591,719
  500,000   6.500%,  due 08/15/05                        499,063
  500,000   6.250%,  due 02/15/07                        493,125
  500,000   6.500%,  due 02/15/10                        510,000

                                                       3,774,845



U.S. GOVERNMENT AND AGENCY OBLIGATIONS (continued)

           Government National Mortgage Association - 10.81%
$ 778,492  6.500%,  due 04/15/26                  $      731,482
      426  7.500%,  due 02/15/30                             419
  500,000  8.000%,  due 04/20/30                         498,657
  500,000  7.500%,  due 05/01/30                         488,750

                                                       1,719,308



           Federal Home Loan Mortgage Corp. - 3.49%
  555,782  8.000%,  due 02/01/30                         555,817

           Federal National Mortgage Association - 3.19%
  295,000  6.290%,  due 01/22/08                         273,393
  250,000  7.000%,  due 08/27/12                         234,239

                                                         507,632


           Total U.S. Government and Agency Obligations
           ( Cost $6,604,952 )                         6,557,602


   Shares

INVESTMENT COMPANY - 4.29%

  682,516  State Street Prime Money Market
           5.640%                                        682,516
           Total Investment Company                      682,516
           ( Cost $682,516 )

COMMERCIAL PAPER (A) - 3.13%
$ 500,000  Avnet, Inc.
           3.260%,  due 05/16/00                  $      498,708
           Total Commercial Paper                        498,708
           ( Cost $498,708 )

TOTAL INVESTMENTS - 98.94%                            15,739,903
( Cost $15,972,973** )
NET OTHER ASSETS AND LIABILITIES - 1.06%                 167,927
TOTAL NET ASSETS - 100.00%                        $   15,907,830
---

       ** Aggregate  cost for Federal tax  purposes.
      (A) Rate noted  represents annualized  yield at time of purchase.
      (C) Security sold within the terms of private placement memorandum exempt from registration under section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "qualified institutional investors." These securities have been determined to be liquid under guidelines established by the Board of Directors.
      (D) Notes and bonds, issued by foreign entities, denominated in U.S. dollars. The aggregate of these securities are 4.79% of total net assets.
     MTN  Medium Term Note

             BALANCED FUND-- Portfolio of Investments (Unaudited)

                                                        Value
   Shares                                             (Note 2)
COMMON STOCKS - 53.74%

           Technology - 16.94%
   12,800  3Com Corp.*                            $      504,800
   16,000  ADC Telecommunications, Inc.*                 972,000
   12,300  Compuware Corp.*                              154,519
    8,500  Conexant Systems, Inc.*                       508,937
   10,400  EMC Corp.*                                  1,444,950
   14,100  Gateway, Inc.*                                779,025
    5,800  Hewlett-Packard Co.                           783,000
    7,900  International Business Machines Corp.         881,838
   25,500  Keane, Inc.*                                  736,313
   16,968  Koninklijke (Royal) Philips
           Electronics N.V.                              757,197
    4,400  Micron Technology, Inc.*                      612,700
    5,800  Motorola, Inc.                                690,562
   12,800  Seagate Technology, Inc.*                     650,400
    7,900  Texas Instruments, Inc.                     1,286,713

                                                      10,762,954



           Consumer Staples - 7.02%
   11,000  Cox Communications, Inc., Class A*            470,937
   12,500  CVS Corp.                                     543,750
   12,800  Disney (Walt) Co.                             554,400
    6,800  General Mills, Inc.                           247,350
   10,500  Kimberly-Clark Corp.                          609,656
   11,700  McDonald's Corp.                              446,062
    7,800  MediaOne Group, Inc.*                         589,875
   10,700  Nabisco Holdings Corp., Class A               401,919
    8,900  Safeway, Inc.*                                392,713
   13,400  Sara Lee Corp.                                201,000

                                                       4,457,662


           Financial Services - 6.06%
   14,000  Allstate Corp.                                330,750
   10,196  Bank of America Corp.                        499,604
   10,190  Bank One Corp.                                310,795
   12,000  Citigroup, Inc.                               713,250
   10,000  Countrywide Credit Industries, Inc.           276,250
   11,500  Household International, Inc.                 480,125
    6,500  MBIA, Inc.                                   321,344
    5,600  Morgan Stanley Dean Witter & Co.              429,800
   11,900  Wells Fargo Co.                               488,644

                                                       3,850,562



           Healthcare - 4.91%
    6,700  Aetna, Inc.                                   387,762
    9,000  ALZA Corp.*                                   396,563
   14,000  American Home Products Corp.                  786,625
    9,800  Bristol-Myers Squibb Co.                      513,888
    4,400  Glaxo Wellcome PLC, ADR                       276,375
    4,992  Johnson & Johnson                             411,840
    6,902  Pharmacia Corp.                               344,669

                                                       3,117,722



           Consumer Cyclical - 4.12%
    8,100  IMS Health, Inc.                       $      138,206
    5,200  Lowe's Cos., Inc.                             257,400
   19,000  PRIMEDIA, Inc.*                               396,625
   15,100  Target Corp.                                1,005,094
    6,800  Tiffany & Co.                                 494,275
    5,900  Wal-Mart Stores, Inc.                         326,712

                                                       2,618,312



           Capital Goods - 3.69%
    5,000  Dover Corp.                                   254,062
    6,800  Emerson Electric Co.                          373,150
    7,000  Honeywell International, Inc.                 392,000
    6,000  Illinois Tool Works, Inc.                     384,375
   13,000  Pall Corp.                                    290,063
    7,000  Rockwell International Corp.                  275,625
    6,000  United Technologies Corp.                     373,125

                                                       2,342,400



           Energy - 3.61%
    6,664  BP Amoco PLC, ADR                             339,864
    4,700  Exxon Mobil Corp.                             365,131
    5,600  Kerr-McGee Corp.                              289,800
    8,400  Schlumberger, Ltd.                            643,125
    1,316  Transocean Sedco Forex, Inc.                   61,852
    8,800  Unocal Corp.                                  284,350
   13,300  USX-Marathon Group                            310,056

                                                       2,294,178



           Communication Services - 3.44%
    7,000  AT&T Corp.                                    326,812
    5,500  GTE Corp.                                     372,625
    8,000  Sprint Corp. (FON Group)                      492,000
    7,500  Telefonos de Mexico SA, Class L, ADR          441,094
   11,750  Vodafone AirTouch, PLC, ADR                   552,250

                                                       2,184,781



           Basic Materials - 1.66%
    3,500  Dow Chemical Co.                              395,500
    2,400  Praxair, Inc.                                 106,650
    8,000  Rohm and Haas Co.                             285,000
    7,000  Willamette Industries, Inc.                   267,312

                                                       1,054,462




           Utilities - 1.11%
   10,000  PG & E Corp.                                  259,375
   12,000  Williams Cos., Inc.                           447,750

                                                         707,125



           Transportation - 0.78%
    4,000  Delta Air Lines, Inc.                         211,000
    7,600  FedEx Corp.*                                  286,425

                                                         497,425



COMMON STOCKS (continued)

           Miscellaneous - 0.40%
   15,000  Interim Services, Inc.*                $      256,875


           Total Common Stocks                        34,144,458
           ( Cost $26,927,839 )

   Par Value

CORPORATE NOTES AND BONDS - 22.41%

           Finance - 7.41%
$ 500,000  Abbey National PLC, Yankee
           Subordinate Debenture (D)
           7.950%,  due 10/26/29                         486,925
  350,000  Bank One Corp., Subordinate Debenture
           7.750%,  due 07/15/25                         331,059
  250,000  Barclays Bank PLC, Yankee
           Subordinate Note (D)
           7.400%,  due 12/15/09                         240,293
  700,000  Block Financial Corp.
           8.500%,  due 04/15/07                         696,257
  300,000  First Union Capital II, Series A
           7.950%,  due 11/15/29                         282,050
  700,000  Heller Financial, Inc., 144A (C)
           7.375%,  due 11/01/09                         659,107
  650,000  Paine Webber Group, Inc.
           7.625%,  due 12/01/09                         616,951
  700,000  SunTrust Banks, Inc., Subordinate Note
           7.750%,  due 05/01/10                         693,532
  700,000  Wells Fargo Co.
           6.400%,  due 04/26/02                         699,511

                                                       4,705,685



           Energy - 4.43%
  750,000  Ashland, Inc., Senior Note
           6.625%,  due 02/15/08                         674,375
  500,000  DPL, Inc., 144A, Senior Note (C)
           8.250%,  due 03/01/07                         493,724
  250,000  Keyspan Gas East, MTN
           7.875%,  due 02/01/10                         253,888
  600,000  Petro Geo-Services ASA, Yankee,
           Senior Note(D)
           7.125%,  due 03/30/28                         498,392
  692,000  Valero Energy Corp.
           7.375%,  due 03/15/06                         650,151
  250,000  YPF Sociedad Anonima, Yankee (D)
           8.000%,  due 02/15/04                         243,861

                                                       2,814,391


           Industrials - 3.58%
  393,000  Amerco, Senior Note
           7.200%,  due 04/01/02                         379,969
  500,000  Amerco, Senior Note
           8.800%,  due 02/04/05                         490,975
           Industrials (continued)
$ 700,000  Avnet, Inc.
           7.875%,  due 02/15/05                  $      696,847
  250,000  Foster Wheeler Corp.
           6.750%,  due 11/15/05                         209,573
  500,000  Goodyear Tire & Rubber Co.
           8.500%,  due 03/15/07                         499,951

                                                       2,277,315


           Telecommunications - 1.46%
  450,000  AT&T Corp., Debenture
           8.625%,  due 12/01/31                         450,189
  500,000  CSC Holdings, Inc., Series B,
           Senior Note
           8.125%,  due 07/15/09                         473,593

                                                         923,782


           Aerospace/Defense - 1.14%

  500,000  Lockheed Martin Corp.
           6.500%,  due 04/15/03                         475,898

  250,000  Raytheon Co., 144A (C)
           8.200%,  due 03/01/06                         249,465

                                                         725,363


           Retail - 1.07%
  250,000  Autozone, Inc.
           6.000%,  due 11/01/03                         233,536
  500,000  Great Atlantic & Pacific Tea Co.
           7.750%,  due 04/15/07                         443,702

                                                         677,238


           Building and Construction - 0.99%
  700,000  Owens Corning, Inc.
           7.700%,  due 05/01/08                         631,803


           Capital Goods - 0.93%
  250,000  Cummins Engine, Inc.
           6.450%,  due 03/01/05                         229,007
  420,000  Meritor Automotive, Inc.
           6.800%,  due 02/15/09                         360,185

                                                         589,192


           Consumer Staples - 0.72%
  500,000  Conagra, Inc., Senior Note
           6.700%,  due 08/01/27                         457,952


           Health Services - 0.40%
  250,000  Bergen Brunswig Corp., Senior Note
           7.375%,  due 01/15/03                         206,983
   50,000  Columbia/HCA Healthcare Corp.
           6.125%,  due 12/15/00                          49,198

                                                         256,181



           Consumer Services - 0.28%
  300,000  Service Corp. International
           7.200%,  due 06/01/06                         177,000


           Total Corporate Notes and Bonds            14,235,902
           ( Cost $14,504,018 )

U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 16.96%

           U.S. Treasury Notes - 10.89%
$ 500,000  5.500%,  due 08/31/01                  $      492,656
1,000,000  6.500%,  due 03/31/02                         996,250
  500,000  10.750%,  due 02/15/03                        550,937
2,000,000  11.125%,  due 08/15/03                      2,260,000
  500,000  10.750%,  due 08/15/05                        591,719
  500,000  6.500%,  due 08/15/05                         499,063
1,500,000  6.500%,  due 02/15/10                       1,530,000

                                                       6,920,625



           Federal National Mortgage Association - 3.73%
  300,000  6.290%,  due 01/22/08                         278,027
  500,000  7.000%,  due 08/27/12                         468,478
  634,740  8.000%,  due 09/01/29                         633,904
  499,659  8.000%,  due 03/01/30                         499,066
  499,603  7.500%,  due 04/01/30                         488,961

                                                       2,368,436




           Federal Home Loan Mortgage Corp. - 1.55%
  987,082    8.000%,  due 02/01/30                       987,144


           Government National Mortgage Association - 0.79%
      527  7.500%,  due 07/15/26                             519
    1,277  7.500%,  due 02/15/30                           1,256
  500,000  8.000%,  due 04/20/30                         498,657

                                                         500,432


         Total U.S. Government and Agency Obligations 10,776,637
           ( Cost $10,844,636 )


INVESTMENT COMPANY - 4.95%

3,148,188  State Street Prime Money Market
           5.640%                                 $    3,148,188

           Total Investment Company                    3,148,188
           ( Cost $3,148,188 )


TOTAL INVESTMENTS - 98.06%                            62,305,185
(Cost $55,424,681**)
NET OTHER ASSETS AND LIABILITIES - 1.94%               1,230,653
TOTAL NET ASSETS - 100.00%                        $   63,535,838

        *  Non-income  producing  security.
       **  Aggregate  cost for Federal tax purposes.
      (C) Security sold within the terms of private placement memorandum exempt from registration under section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "qualified institutional investors." These securities have been determined to be liquid under guidelines established by the Board of Directors.

      (D) Notes and bonds, issued by foreign entities, denominated in U.S. dollars. The aggregate of these securities are 2.31% of total net assets.
     ADR  American Depositary Receipt
     MTN  Medium Term Note
     ABS  Asset Backed Security

             HIGH INCOME FUND-- Portfolio of Investments (Unaudited)

                                                       Value
   Par Value                                          (Note 2)
CORPORATE NOTES AND BONDS - 89.66%

           Telecommunications - 23.35%
 $125,000  360Networks, Inc., Yankee
           Senior Note (D)
           12.000%,  due 08/01/09                 $      115,625
   90,000  Adelphia Business Solutions
           Senior Subordinate Note
           12.000%,  due 11/01/07                         90,675
  125,000  Adelphia Communications, Series B
           Senior Note
           8.375%,  due 02/01/08                         111,875
   20,000  Adelphia Communications, Senior Note
           9.375%,  due 11/15/09                          18,700
   25,000  Avalon Cable Holdings LLC, Step Coupon
           Senior Discount Note (B)
           11.875%,  due 12/01/08                         16,250
   75,000  Benedek Communications, Step Coupon
           Senior Discount Note (B)
           13.250%,  due 05/15/06                         65,250
  110,000  Chancellor Media Corp., Series B
           8.750%,  due 06/15/07                         110,000
   40,000  Citadel Broadcasting Co.
           9.250%,  due 11/15/08                          38,250
   45,000  Classic Cable, Inc., 144A
           Senior Subordinate Note (C)
           10.500%,  due 03/01/10                         44,325
  125,000  Colt Telecom Group PLC, Yankee,
           Step Coupon
           Senior Discount Note (B)(D)
           12.000%,  due 12/15/06                        107,812
  100,000  CSC Holdings, Inc. Senior
           Subordinate Note
           9.250%,  due 11/01/05                         100,250
   27,000  CSC Holdings, Inc., Series M, PIK
           11.125%,  due 04/01/08                         29,093
  145,000  Cumulus Media, Inc.
           10.375%,  due 07/01/08                        131,588
  175,000  Echostar DBS Corp.
           Senior Note
           9.375%,  due 02/01/09                         169,750
  150,000  Energis PLC, Senior Note
           9.750%,  due 06/15/09                         148,500
  165,000  Esat Telecom Group PLC, Series B,
           Yankee Senior Note (D)
           11.875%,  due 12/01/08                        193,050
   55,000  Focal Communications CP, Series B,
           Step Coupon Senior Discount Note (B)
           12.125%,  due 02/15/08                         35,750
   75,000  Focal Communications CP, 144A
           Senior Note (C)
           11.875%,  due 01/15/10                         75,094
  100,000  Fox Sports Networks LLC
           Senior Note
           8.875%,  due 08/15/07                          99,500
   75,000  Frontiervision LP/Capital
           Senior Subordinate Note
           11.000%,  due 10/15/06                         76,500

           Telecommunications (continued)
$  40,000  Frontiervision Holdings LP,
           Step Coupon Senior Discount Note (B)
           11.875%,  due 09/15/07                 $       34,800
   35,000  Globenet Communication Group, Ltd.,
           Series B, Yankee Senior Note (D)
           13.000%,  due 07/15/07                         35,000
   40,000  Granite Broadcasting Corp. Senior
           Subordinate Note
           10.375%,  due 05/15/05                         37,600
  175,000  GT Group Telecom, 144A, Step
           Coupon (B)(C)
           13.250%,  due 02/01/10                         93,625
  135,000  Insight Midwest/Insight Capital, Inc.,
           144A Senior Note (C)
           9.750%,  due 10/01/09                         136,688
  125,000  Jazztel PLC, Yankee
           Senior Note (D)
           14.000%,  due 04/01/09                        128,125
   25,000  Level 3 Communications, 144A
           Senior Note (C)
           10.750%,  due 03/15/08                         21,955
  160,000  LIN Holdings Corp., Step Coupon
           Senior Discount Note (B)
           10.000%,  due 03/01/08                         95,200
  115,000  Mediacom LLC/Capital, Series B
           Senior Note
           8.500%,  due 04/15/08                         106,950
  130,000  MGC Communications, Inc./Mpower
           Communications, 144A
           Senior Note (C)
           13.000%,  due 04/01/10                        119,600
   40,000  Northeast Optic Network Senior Note
           12.750%,  due 08/15/08                         38,800
  150,000  NTL Communications Corp., Series B,
           Step Coupon Senior Note (B)
           12.375%,  due 10/01/08                         97,875
   80,000  NTL, Inc., Series B, Step Coupon
           Senior Note (B)
           9.750%,  due 04/01/08                          50,700
   50,000  NTL, Inc., Series B, Step Coupon
           Senior Note (B)
           9.750%,  due 04/15/09                          43,934
  100,000  Paxson Communications
           Senior Subordinate Note
           11.625%,  due 10/01/02                        101,750
   74,000  PTC International Finance II S.A.,
           144A (C) 11.250%,  due 12/01/09                76,960
   65,000  Spectrasite Holdings, Inc.,
           Senior Discount Note
           12.000%,  due 07/15/08                         40,300
  175,000  Spectrasite Holdings, Inc., Step Coupon
           Senior Discount Note (B)
           11.250%,  due 04/15/09                         96,250
   30,000  Spectrasite Holdings, Inc., 144A
           Senior Note (C)
           10.750%,  due 03/15/10                         29,550
  170,000  Tele1 Europe B.V., Yankee
           Senior Note (D)
           13.000%,  due 05/15/09                        174,250

CORPORATE NOTES AND BONDS (continued)

           Telecommunications (continued)
$ 150,000  Telemundo Holdings, Inc., Series B,
           Step Coupon Senior Discount Note (B)
           11.500%,  due 08/15/08                 $       96,750
   40,000  Telewest Communication PLC, Step
           Coupon, Yankee Debenture (B)(D)
           11.000%,  due 10/01/07                         37,600
   60,000  Telewest Communication PLC, 144A,
           Step Coupon Senior Discount Note (B)(C)
           9.250%,  due 04/15/09                          34,200
   75,000  Telewest Communication PLC, 144A,
           Step Coupon Senior Discount Note (B)(C)
           11.375%,  due 02/01/10                         42,000
   30,000  Telewest Communication PLC, 144A
           Senior Note (C)
           9.875%,  due 02/01/10                          29,400
   80,000  Time Warner Telecom LLC
           Senior Note
           9.750%,  due 07/15/08                          78,400
  190,000  United Pan-Europ Communications N.V.,
           Series B, Yankee Senior Note (D)
           10.875%,  due 08/01/09                        171,950
   85,000  Verio, Inc.
           Senior Note
           10.375%,  due 04/01/05                         81,388
  150,000  VSTR Wire Co./VSTR Wire Holdings, 144A
           Senior Note (C)
           10.375%,  due 11/15/09                        152,250
   90,000  XM Satellite Radio, Inc., 144A (C)
           14.000%,  due 03/15/10                         81,000
   60,000  Young Broadcasting, Inc., Series B
           8.750%,  due 06/15/07                          53,325

                                                       4,196,012



           Communication - 15.76%
  185,000  Allegiance Telecom, Inc., Step Coupon (B)
           11.750%,  due 02/15/08                        130,425
   75,000  Allegiance Telecom, Inc.
           Senior Note
           12.875%,  due 05/15/08                         81,750
  130,000  Centennial Cellular Corp.
           Senior Subordinate Note
           10.750%,  due 12/15/08                        129,350
  100,000  Charter Commercial Holdings LLC
           Senior Note
           8.250%,  due 04/01/07                          89,000
  260,000  Charter Commercial Holdings LLC,
           Step Coupon Senior Discount Note (B)
           9.920%,  due 04/01/11                         143,000
   90,000  Crown Castle International Corp.
           Senior Note
           9.000%,  due 05/15/11                          83,700
  135,000  Dolphin Telecom PLC, Step Coupon, Yankee
           Senior Discount Note (B)(D)
           11.500%,  due 06/01/08                         43,200

$  25,000  Dolphin Telecom PLC, Step Coupon,
           Yankee Senior Discount Note (B)(D)
           14.000%,  due 05/15/09                 $        8,250
   60,000  Esprit Telecom Group PLC, Yankee
           Senior Note (D)
           10.875%,  due 06/15/08                         49,800
   75,000  Exodus Communications, Inc.
           Senior Note
           11.250%,  due 07/01/08                         75,938
   45,000  Exodus Communications, Inc.
           Senior Note
           10.750%,  due 12/15/09                         44,887
  100,000  Hermes Europe Railtel B.V., Yankee
           Senior Note (D)
           10.375%,  due 01/15/09                         86,000
  120,000  ICG Holdings, Inc., Step Coupon (B)
           12.500%,  due 05/01/06                         96,000
   90,000  Intermedia Communication, Series B
           Senior Note
           8.875%,  due 11/01/07                          84,150
   25,000  ITC Deltacom, Inc.
           Senior Note
           11.000%,  due 06/01/07                         25,000
   40,000  ITC Deltacom, Inc.
           Senior Note
           9.750%,  due 11/15/08                          38,400
   10,000  Lenfest Communications
           Senior Note
           8.375%,  due 11/01/05                          10,022
   35,000  Lenfest Communications
           Senior Subordinate Note
           10.500%,  due 06/15/06                         38,511
   50,000  Lenfest Communications
           Senior Subordinate Note
           8.250%,  due 02/15/08                          48,683
  175,000  Metronet Communications, Yankee,
           Step Coupon Senior Discount Note (B)(D)
           9.950%,  due 06/15/08                         137,742
   75,000  Millicom International Cellular,
           Yankee, Step Coupon Senior
           Discount Note (B)(D)
           13.500%,  due 06/01/06                         63,000
   55,000  MJD Communications, Inc., Series B
           Senior Subordinate Note
           9.500%,  due 05/01/08                          50,050
  100,000  Nextel Communications, Step Coupon
           Senior Discount Note (B)
           9.750%,  due 10/31/07                          71,750
  265,000  Nextel Communications, Step Coupon
           Senior Discount Note (B)
           9.950%,  due 02/15/08                        186,494
   45,000  Nextel International, Inc., Step Coupon
           Senior Discount Note (B)
           12.125%,  due 04/15/08                         28,350
   25,000  Nextlink Communications Senior Note
           9.625%,  due 10/01/07                          23,375

CORPORATE NOTES AND BONDS (continued)

           Communication (continued)
$ 190,000  Nextlink Communications
           Senior Note
           10.750%,  due 06/01/09                 $      186,675
   65,000  Rural Cellular Corp., Series B
           Senior Subordinate Note
           9.625%,  due 05/15/08                          62,725
   31,882  Rural Cellular Corp., Series B, PIK
           11.375%,  due 05/15/10                         30,607
   25,000  Telesystem International Wireless,
           Yankee, Step Coupon
           Senior Discount Note (B)(D)
           13.250%,  due 06/30/07                         15,750
   55,000  Telewest Communications PLC, Yankee
           Debenture (D)
           9.625%,  due 10/01/06                          52,800
  115,000  Triton PCS, Inc., Step Coupon (B)
           11.000%,  due 05/01/08                         82,513
  220,000  United International Holdings,
           Series B, Step Coupon
           Senior Discount Note (B)
           10.750%,  due 02/15/08                        143,000
  175,000  Versatel Telecom BV
           Senior Note (D)
           13.250%,  due 05/15/08                        177,625
  160,000  Viatel, Inc., Step Coupon
           Senior Discount Note (B)
           12.500%,  due 04/15/08                         88,800
   15,000  Viatel, Inc.,
           Senior Note
           11.250%,  due 04/15/08                         13,650
  110,000  Western Wireless
           Senior Subordinate Note
           10.500%,  due 02/01/07                        111,100

                                                       2,832,072



           Finance - 5.99%
  110,000  AMSC Acquisition Co., Inc., Series B
           12.250%,  due 04/01/08                         80,300
  87,743   Crown Castle International Corp., PIK
           12.750%,  due 12/15/10                         89,498
   65,000  DTI Holdings, Inc., Series B, Step Coupon
           Senior Discount Note (B)
           12.500%,  due 03/01/08                         27,300
  150,000  Global Crossing Holding LTD
           9.625%,  due 05/15/08                         147,000
   30,000  Madison River Capital/Madison River
           Financial, 144A Senior Note (C)
           13.250%,  due 03/01/10                         28,200
  150,000  Ono Finance PLC (D)
           13.000%,  due 05/01/09                        153,000
      150  Ono Finance PLC, Series A, 144A,
           Zero Coupon (B)(C)(D)
           0.000%,  due 05/31/09                          22,500
  200,000  P & L Coal Holdings Corp., Series B
           9.625%,  due 05/15/08                         179,500
           Finance (continued)
$  90,000  Silgan Holdings, Inc.
           Senior Subordinate Note
           9.000%,  due 06/01/09                  $       84,600
  160,000  Thermadyne Holdings Corp., Step Coupon
           Debenture (B)
           12.500%,  due 06/01/08                         67,200
   80,000  Thermadyne Manufacturing Corp.
           9.875%,  due 06/01/08                          64,800
  175,000  Willis Corroon Corp.
           9.000%,  due 02/01/09                         132,125

                                                       1,076,023



           Technology - 5.93%
  110,000  Argo-Tech Corp.
           8.625%,  due 10/01/07                          81,400
   50,000  Argo-Tech Corp., Series D
           8.625%,  due 10/01/07                          37,000
   95,000  Be Aerospace, Inc., Series B
           Senior Subordinate Note
           8.000%,  due 03/01/08                          76,475
   25,000  Be Aerospace, Inc.
           Senior Subordinate Note
           9.500%,  due 11/01/08                          21,625
   75,000  Completel Europe N.V., Series B
           Yankee, Step Coupon (B)(D)
           14.000%,  due 02/15/09                         37,500
   80,000  Globix Corp., 144A, Senior Note (C)
           12.500%,  due 02/01/10                         70,400
  175,000  K & F Industries, Series B
           Senior Subordinate Note
           9.250%,  due 10/15/07                         163,625
  225,000  Level 3 Communications, Inc.
           Senior Note
           9.125%, due 05/01/08                          195,750
  115,000  Metromedia Fiber Network, Series B
           Senior Note
           10.000%,  due 11/15/08                        109,250
   60,000  Northpoint Comm Goup, Inc., 144A
           Senior Note (C)
           12.875%,  due 02/15/10                         53,400
  210,000  PSINET, Inc.
           Senior Note
           11.000%,  due 08/01/09                        184,800
   35,000  Unisys Corp.
           Senior Note
           7.875%,  due 04/01/08                          33,425

                                                       1,064,650



           Recreation - 5.09%
  140,000  Argosy Gaming Co.
           10.750%,  due 06/01/09                        145,600
  150,000  Aztar Corp.
           Senior Subordinate Note
           8.875%,  due 05/15/07                         139,875

CORPORATE NOTES AND BONDS (continued)

           Recreation (continued)
$ 150,000  Boyd Gaming Corp.
           Senior Subordinate Note
           9.500%,  due 07/15/07                  $      141,750
  160,000  Coast Hotels & Casino
           9.500%,  due 04/01/09                         150,400
   75,000  Hollywood Park, Inc., Series B
           9.250%,  due 02/15/07                          74,625
   30,000  Horseshoe Gaming Holding Corp.,
           Series B
           8.625%,  due 05/15/09                          28,125
   75,000  Isle of Capri Casinos
           8.750%,  due 04/15/09                          67,687
   75,000  Park Place Entertainment
           Senior Subordinate Note
           7.875%,  due 12/15/05                          69,750
  100,000  Station Casinos
           Senior Subordinate Note
           8.875%,  due 12/01/08                          96,000

                                                         913,812


           Energy - 3.97%
  110,000  Anacomp, Inc., Series B
           Senior Subordinate Note
           10.875%,  due 04/01/04                        101,200
  155,000  Chesapeake Energy Corp., Series B
           9.625%,  due 05/01/05                         148,800
   75,000  Clark R&M, Inc.
           Senior Note
           8.625%,  due 08/15/08                          57,375
   45,000  Continental Resources
           10.250%,  due 08/01/08                         40,106
  100,000  Forest Oil Corp.
           10.500%,  due 01/15/06                        101,500
  170,000  Ocean Energy, Inc., Series B
           8.875%,  due 07/15/07                         167,875
   80,000  Pioneer Natural Resource
           9.625%,  due 04/01/10                          81,874
   15,000  Pride International, Inc.
           Senior Note
           10.000%,  due 06/01/09                         15,037

                                                         713,767



           Basic Materials - 3.82%
  100,000  Applied Extrusion Technology, Series B
           Senior Note
           11.500%,  due 04/01/02                        100,250
   90,000  Buckeye Technologies, Inc.
           Senior Subordinate Note
           9.250%,  due 09/15/08                          89,100
   50,000  Fibermark, Inc.
           Senior Note
           9.375%,  due 10/15/06                          46,000
           Basic Materials (continued)
$  75,000  Huntsman ICI Chemicals
           10.125%,  due 07/01/09                 $       75,000
  100,000  Polymer Group, Inc., Series B
           9.000%,  due 07/01/07                          90,000
   80,000  Sovereign Specialty Chemical, 144A
           Senior Subordinate Note (C)
           11.875%,  due 03/15/10                         80,800
   50,000  Sterling Chemicals, Inc., Series B
           12.375%,  due 07/15/06                         52,000
   70,000  Synthetic Industries, Inc., 144A (C)
           13.000%,  due 12/13/00                         68,950
   95,000  US Timberlands Klam/Fin
           Senior Note
           9.625%,  due 11/15/07                          83,600

                                                         685,700



           Building and Construction - 3.61%
  100,000  American Standard, Inc.
           7.375%,  due 02/01/08                          91,750
   25,000  American Standard, Inc.
           7.625%,  due 02/15/10                          23,062
   50,000  Building Materials Corp., Series B
           Senior Note
           7.750%,  due 07/15/05                          43,375
  130,000  Building Materials Corp., Series B
           Senior Note
           8.625%,  due 12/15/06                         115,375
   50,000  Building Materials Corp., Series B
           Senior Note
           8.000%,  due 10/15/07                          42,500
  125,000  Formica Corp., Series B
           Senior Subordinate Note
           10.875%,  due 03/01/09                        107,500
   65,000  MMI Products, Inc., Series B
           Senior Subordinate Note
           11.250%,  due 04/15/07                         65,488
   60,000  Nortek, Inc., Senior Subordinate Note
           9.875%,  due 03/01/04                          56,700
  110,000  Nortek, Inc., Series B
           Senior Note
           9.250%,  due 03/15/07                         102,575

                                                         648,325



           Metals and Mining - 3.46%
    85,000 AK Steel Corp.
           Senior Note
           9.125%,  due 12/15/06                          83,406
   30,000  Algoma Steel, Inc., Yankee (D)
           12.375%,  due 07/15/05                         29,550
   85,000  Commonwealth Industries
           Senior Subordinate Note
           10.750%,  due 10/01/06                         84,362

CORPORATE NOTES AND BONDS (continued)

           Metals and Mining (continued)
$  60,000  Doe Run Resources Corp., Series B
           11.250%,  due 03/15/05                 $       27,000
  160,000  Kaiser Aluminum & Chemical Co.
           Senior Note
           9.875%,  due 02/15/02                         155,200
   95,000  Metal Management, Inc.
           10.000%,  due 05/15/08                         68,400
   50,000  Russel Metals, Inc., Yankee (D)
           10.000%,  due 06/01/09                         50,750
  125,000  WCI Steel, Inc., Series B
           Senior Note
           10.000%,  due 12/01/04                        123,125

                                                         621,793



           Containers/Packaging - 2.95%
   65,000  Ball Corp.
           8.250%,  due 08/01/08                          61,262
  105,000  Gaylord Container Corp., Series B
           Senior Note
           9.750%,  due 06/15/07                          93,713
  135,000  Gaylord Container Corp.
           Senior Subordinate Note
           9.875%,  due 02/15/08                         106,650
  180,000  Riverwood International
           10.250%,  due 04/01/06                        177,750
   85,000  U.S. Can Corp., Series B
           10.125%,  due 10/15/06                         90,950

                                                         530,325



           Consumer Staples - 2.57%
   90,000  Finlay Enterprises, Inc.
           9.000%,  due 05/01/08                          80,100
   50,000  International Utility Structures, Yankee
           Senior Subordinate Note (D)
           10.750%,  due 02/01/08                         41,500
   40,000  Pierce Leahy Corp.
           Senior Subordinate Note
           11.125%,  due 07/15/06                         40,800
   30,000  Remington Products Co. LLC, Series B
           Senior Subordinate Note
           11.000%,  due 05/15/06                         25,200
    5,000  Revlon Consumer Products, Senior Note
           8.125%,  due 02/01/06                           3,550
  115,000  Samsonite Corp.
           Senior Subordinate Note
           10.750%,  due 06/15/08                         96,600
  110,000  Sealy Mattress Co., Series B
           Senior Subordinate Note
           9.875%,  due 12/15/07                         107,250
   80,000  Simmons Co., Series B
           Senior Subordinate Note
           10.250%,  due 03/15/09                         67,600

                                                         462,600



           Retail - 2.35%
$  75,000  Duane Reade, Inc.
           9.250%,  due 02/15/08                  $       67,500
   15,000  J Crew Group, Series B, Step Coupon
           Debenture (B)
           13.125%,  due 10/15/08                          8,250
   85,000  J Crew Operating Corp.
           Senior Subordinate Note
           10.375%,  due 10/15/07                         73,100
   40,000  Jitney-Jungle Stores (E)
           12.000%,  due 03/01/06                          7,200
   10,000  Jitney-Jungle Stores (E)
           10.375%,  due 09/15/07                            100
   60,000  Musicland Group, Inc., Series B
           9.875%,  due 03/15/08                          49,200
   50,000  Pathmark Stores, Subordinate Note
           11.625%,  due 06/15/02                         13,875
   75,000  Southland Corp.
           Senior Subordinate Debenture
           5.000%,  due 12/15/03                          65,625
  150,000  Williams Scotsman, Inc.
           9.875%,  due 06/01/07                         136,500

                                                         421,350




           Chemicals and Drugs - 1.67%
   55,000  Lyondell Chemical Co., Series A
           9.625%,  due 05/01/07                          54,244
   90,000  Lyondell Chemical Co., Series B
           9.875%,  due 05/01/07                          88,762
   75,000  NL Industries
           Senior Note
           11.750%,  due 10/15/03                         76,875
    5,000  PCI Chemicals Canada, Inc., Yankee (D)
           9.250%,  due 10/15/07                           4,006
   90,000  Sterling Chemicals, Inc., Series A
           Senior Subordinate Note
           11.250%,  due 04/01/07                         75,600

                                                         299,487




           Industrial - 1.47%
  100,000  Blount, Inc.
           13.000%,  due 08/01/09                         98,000
   50,000  General Binding Corp.
           9.375%,  due 06/01/08                          25,500
  100,000  Moog, Inc., Series B
           Senior Subordinate Note
           10.000%,  due 05/01/06                         97,229
   55,000  Numatics, Inc., Series B
           Senior Subordinate Note
           9.625%,  due 04/01/08                          43,450

                                                         264,179



           Durable Goods - 1.41%
   25,000  Dura Operating Corp., Series B
           9.000%,  due 05/01/09                          22,250

CORPORATE NOTES AND BONDS (continued)

           Durable Goods (continued)
$ 100,000  Hayes Lemmerz International, Inc.
           11.000%,  due 07/15/06                 $      100,750
   50,000  International Knife & Saw, Inc.
           Senior Subordinate Note
           11.375%,  due 11/15/06                         32,500
   35,000  Motors and Gears, Inc., Series D
           Senior Note
           10.750%,  due 11/15/06                         33,250
   20,000  Oxford Automotive, Inc., Series D
           10.125%,  due 06/15/07                         18,600
   65,000  Simonds Industries
           10.250%,  due 07/01/08                         46,800

                                                         254,150



           Consumer Services - 1.18%
   40,000  Eldorado Resorts LLC
           Senior Subordinate Note
           10.500%,  due 08/15/06                         39,000
   20,000  Iron Mountain, Inc.
           10.125%,  due 10/01/06                         19,550
   65,000  Iron Mountain, Inc
           8.750%,  due 09/30/09                          58,013
  100,000  Prime Hospitality Corp., Series B
           Senior Subordinate Note
           9.750%,  due 04/01/07                          96,000

                                                         212,563




           Media - 1.06%
   50,000  Albritton Communications, Series B
           Senior Subordinate Debenture
           9.750%,  due 11/30/07                          46,500
  100,000  AMFM, Inc.
           8.000%,  due 11/01/08                          99,625
   60,000  Satelites Mexicanos SA, Series B (D)
           10.125%,  due 11/01/04                         45,000

                                                         191,125



           Printing - 1.06%
  110,000  Hollinger International Publishing
           9.250%,  due 03/15/07                         106,150
    5,000  Mail-Well I Corp., Series B
           8.750%,  due 12/15/08                           4,350
   35,000  Quebecor World (USA), Inc.
           Senior Subordinate Note
           7.750%,  due 02/15/09                          32,048
   50,000  World Color Press, Inc.
           Senior Subordinate Note
           8.375%,  due 11/15/08                          47,658

                                                         190,206


           Defense Electronics - 0.70%
$ 125,000  L-3 Communications Corp., Series B
           Senior Subordinate Note
           10.375%,  due 05/01/07                 $      125,625


           Schools - 0.60%
  120,000  Kindercare Learning Centers, Series B
           Senior Subordinate Note
           9.500%,  due 02/15/09                         108,300

           Transportation - 0.58%
  115,000  Gulfmark Offshore
           8.750%,  due 06/01/08                         104,650


           Machinery - 0.49% 100,000 Columbus McKinnon Corp.
           8.500%,  due 04/01/08                          88,500


           Waste Disposal - 0.34%
   50,000  Allied Waste North America, Series B
           7.625%,  due 01/01/06                          37,000
   35,000  Allied Waste North America, Series B
           10.000%,  due 08/01/09                         23,713

                                                          60,713



           Health Care Services - 0.19%
   35,000  Alaris Medical, Inc., Step Coupon
           Senior Discount Note (B)
           11.125%,  due 08/01/08                          9,450
   30,000  Prime Medical Services, Inc.
           8.750%,  due 04/01/08                          25,200

                                                          34,650



           Capital Goods - 0.06%
   35,000  Newcor, Inc., Series B
           Senior Subordinate Note
           9.875%,  due 03/01/08                          10,500


           Total Corporate Notes and Bonds            16,111,077

           ( Cost $17,514,120 )

   Shares

PREFERRED STOCK - 0.64%

           Media - 0.64%
    1,350  Primedia, Inc., Series H                      116,100

           Total Preferred Stock                         116,100
           ( Cost $122,785 )

COMMON STOCK - 0.44%
           Technology - 0.29%
      750  Completel Holdings LLC, 144A (C)*      $       51,000


           Communication - 0.15%
      719  Viatel, Inc.*                                  27,502


           Total Common Stock                             78,502
           ( Cost $0)

WARRANTS AND RIGHTS - 0.27%

           Communication - 0.27%
      185  Allegiance Telecom, Inc.                           43
      110  American Mobile SAT                             8,250
       90  Jazztel PLC, 144A (C)                          15,817
       50  Versatel Telecom BV, 144A (C)                  24,019

                                                          48,129



           Finance - 0.00%#
      325  DTI Holdings, Inc., 144A (C)                        3


           Total Warrants and Rights                      48,132
           ( Cost $6,800)

 CERTIFICATE OF DEPOSIT - 7.17%

$1,289,475 State Street Eurodollar
           5.000%,  due 05/01/00                  $    1,289,475

           Total Certificate of Deposit                1,289,475
           ( Cost $1,289,475 )

TOTAL INVESTMENTS - 98.18%                            17,643,286
( Cost $18,933,180** )
NET OTHER ASSETS AND LIABILITIES - 1.82%                 326,575
TOTAL NET ASSETS - 100.00%                        $   17,969,861


        * Non income producing.
       ** Aggregate cost for Federal tax purposes.
        # Amount represents less than 0.01%.
      PIK Payment-In-Kind
      (B) Represents  securities  that remain zero coupon  until  predetermined date, at which the stated coupon rate becomes the effective rate.
      (C) Security sold within the terms of private placement memorandum exempt from registration under section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "qualified institutional investors." These securities have been determined to be liquid under guidelines established by the Board of Directors.
      (D) Notes and bonds, issued by foreign entities, denominated in U.S. dollars. The aggregate of these securities are 11.03% of total net assets.
      (E) In default.


FORWARD FOREIGN CURRENCY EXCHANGE CONTRACT TO SELL

                                                                    Net
                                                                    Unrealized
Contracts to Deliver  In Exchange For  Value in    Settlement Date  Appreciation
Eruo Monetary Unit    U.S. Dollars     U.S. Dollars 06/16/00         $1,541
(25,000)              (24,348)         (22,807)

As of April 30, 2000, the Fund had entered into the following forward foreign currency exchange contract resulting in net unrealized appreciation of $1,541.

        GROWTH AND INCOME FUND-- Portfolio of Investments (Unaudited)

                                                        Value
   Shares                                             (Note 2)
COMMON STOCKS - 96.23%

           Technology - 31.19%
   34,600  Automatic Data Processing, Inc.        $    1,861,912
   30,200  Compaq Computer Corp.                         883,350
   45,700  Computer Associates International, Inc.     2,550,631
   30,000  Computer Sciences Corp.*                    2,446,875
   32,300  EMC Corp.*                                  4,487,681
   41,700  Harris Corp.                                1,347,431
   24,100  Hewlett-Packard Co.                         3,253,500
    4,800  Intel Corp.                                   608,700
   29,200  International Business Machines Corp.       3,259,450
   77,376  Koninklijke (Royal) Philips
           Electronics N.V.                            3,452,904
   26,600  Lanier Worldwide, Inc.*                        51,538
   25,100  Motorola, Inc.                              2,988,469
   33,500  Nortel Networks Corp.                       3,793,875
   24,400  Texas Instruments, Inc.                     3,974,150
   39,900  Xerox Corp.                                 1,054,856

                                                      36,015,322



           Consumer Staples - 15.41%
   52,200  CVS Corp.                                   2,270,700
   79,700  Disney (Walt) Co.                           3,452,006
   21,500  General Mills, Inc.                           782,062
   44,600  Kimberly-Clark Corp.                        2,589,588
  101,900  Kroger Co.*                                 1,891,519
   36,600  McDonald's Corp.                            1,395,375
   23,500  MediaOne Group, Inc.*                       1,777,188
   35,900  Nabisco Holdings Corp., Class A             1,348,494
   39,400  PepsiCo, Inc.                               1,445,488
   56,100  Sara Lee Corp.                                841,500

                                                      17,793,920


           Financial Services - 10.76%
   70,000  Allstate Corp.                              1,653,750
  33,492   Bank of America Corp.                       1,641,108
   39,670  Bank One Corp.                              1,209,935
   43,000  Citigroup, Inc.                             2,555,813
   23,100  First Union Corp.                             736,312
   51,000  Household International, Inc.               2,129,250
   20,000  Morgan Stanley Dean Witter & Co.            1,535,000
   15,400  Wachovia Corp.                                965,388

                                                      12,426,556



           Healthcare - 8.47%
   53,300  American Home Products Corp.                2,994,794
   31,900  Baxter International, Inc.                  2,077,487
   37,900  Bristol-Myers Squibb Co.                    1,987,381
    6,380  Edwards Lifesciences Corp.*                    95,700
   20,000  Glaxo Wellcome PLC, ADR                     1,256,250
   16,600  Johnson & Johnson                           1,369,500

                                                       9,781,112



           Energy - 6.68%
   26,606  BP Amoco PLC, ADR                           1,356,906
   15,200  Exxon Mobil Corp.                           1,180,850
   27,200  Schlumberger, Ltd.                          2,082,500
   19,700  Texaco, Inc.                                  975,150
    4,452  Transocean Sedco Forex, Inc.                  209,244
   27,900  Unocal Corp.                                  901,518
   43,000  USX-Marathon Group                          1,002,438

                                                       7,708,606



           Capital Goods - 6.30%
   29,000  Emerson Electric Co.                   $    1,591,375
   49,000  Honeywell International, Inc.               2,744,000
   24,000  Rockwell International Corp.                  945,000
   32,000  United Technologies Corp.                   1,990,000

                                                       7,270,375



           Communication Services - 6.00%
   26,500  ALLTEL Corp.                                1,765,562
   18,978  AT&T Corp.                                    886,035
   25,000  GTE Corp.                                   1,693,750
   42,000  Sprint Corp. (FON Group)                    2,583,000

                                                       6,928,347



           Consumer Cyclical - 3.14%
   29,438  Dana Corp.                                    894,179
   29,700  Sears, Roebuck & Co.                        1,087,762
   29,600  Wal-Mart Stores, Inc.                       1,639,100

                                                       3,621,041



           Utilities - 3.13%
   21,000  Duke Energy Corp.                           1,207,500
   28,000  PG & E Corp.                                  726,250
   45,000  Williams Cos., Inc.                         1,679,063

                                                       3,612,813



           Basic Materials - 2.89%
   11,000  Dow Chemical Co.                            1,243,000
   23,000  Georgia-Pacific Group                         845,250
   23,000  PPG Industries, Inc.                        1,250,625

                                                       3,338,875



           Miscellaneous - 1.20%
   16,000  Minnesota Mining and Manufacturing Co.     1,384,000


           Transportation - 1.06%
   20,900  Burlington Northern Santa Fe Corp.            504,213
   13,600  Delta Air Lines, Inc.                         717,400

                                                       1,221,613



           Total Common Stocks                       111,102,580

           (Cost $95,886,115 )

INVESTMENT COMPANY - 3.80%
4,390,238  State Street Prime Money Market

           5.640%                                      4,390,238


           Total Investment Company                    4,390,238

           (Cost $4,390,238 )

TOTAL INVESTMENTS - 100.03%                          115,492,818

(Cost $100,276,353** )
NET OTHER ASSETS AND LIABILITIES - (0.03)%              (38,205)
TOTAL NET ASSETS - 100.00%                        $  115,454,613

        *  Non-income  producing  security.
       **  Aggregate  cost for Federal tax purposes.
      ADR  American Depositary Receipt

        CAPITAL APPRECIATION FUND-- Portfolio of Investments (Unaudited)

                                                       Value
   Shares                                             (Note 2)

COMMON STOCKS - 95.51%

           Technology - 30.00%
   22,700  3Com Corp.*                            $      895,231
   32,900  ADC Telecommunications, Inc.*               1,998,675
   35,000  Autodesk, Inc.                              1,343,125
   42,100  Cadence Design Systems, Inc.*                 707,806
   30,500  Compuware Corp.*                              383,156
   14,000  Conexant Systems, Inc.*                       838,250
   14,400  Dallas Semiconductor Corp.                    618,300
   17,400  EMC Corp.*                                  2,417,512
   27,600  Gateway, Inc.*                              1,524,900
   42,600  Keane, Inc.*                                1,230,075
    7,200  Micron Technology, Inc.*                    1,002,600
   56,900  PeopleSoft, Inc.*                             793,044
   22,100  Seagate Technology, Inc.*                   1,122,956
   12,700  Texas Instruments, Inc.                     2,068,513

                                                      16,944,143



           Financial Services - 11.29%
   35,000  Ace, Ltd.                                     837,812
   32,000  Associates First Capital Corp., Class A       710,000
   27,000  Citigroup, Inc.                             1,604,813
   15,000  Countrywide Credit Industries, Inc.           414,375
   18,000  First Security Corp.                          254,250
   11,000  Freddie Mac                                   505,313
   10,800  MBIA, Inc.                                    533,925
   12,800  SunTrust Banks, Inc.                          649,600
   21,100  Wells Fargo Co.*                              866,419

                                                       6,376,507



           Consumer Cyclical - 10.90%
   22,100  IMS Health, Inc.                              377,081
   16,900  Lowe's Cos., Inc.                             836,550
   50,600  PRIMEDIA, Inc.*                             1,056,275
   29,100  Sherwin-Williams Co.                          723,862
   26,500  Target Corp.                                1,763,906
   11,700  Tiffany & Co.                                 850,444
   28,500  TJX Cos., Inc.                                546,844

                                                       6,154,962


           Healthcare - 8.55%
   11,900  Aetna, Inc.                                   688,712
   17,400  ALZA Corp.*                                   766,688
   41,400  Boston Scientific Corp.*                    1,097,100
   32,900  Elan Corp., PLC, ADR*                       1,410,588
   17,313  Pharmacia Corp.                               864,568

                                                       4,827,656


           Consumer Staples - 8.40%
   22,800  Brinker International, Inc.*                  726,750
   26,700  Cox Communications, Inc., Class A*          1,143,094
   13,900  MediaOne Group, Inc.*                       1,051,187
   18,900  Nabisco Holdings Corp., Class A               709,931
   25,200  Safeway, Inc.*                              1,111,950

                                                       4,742,912


           Communication Services - 6.20%
    1,000  AT&T Wireless Group*                           31,812
   17,600  CenturyTel, Inc.                              431,200
    9,000  Sprint Corp. (PCS Group)                      495,000
           Communication Services (continued)
   22,500  Telefonos de Mexico SA, Class L, ADR   $    1,323,281
   26,000  Vodafone AirTouch, PLC, ADR                 1,222,000

                                                       3,503,293


           Energy - 6.19%
   25,300  Grant Prideco, Inc.*                          487,025
   11,100  Kerr-McGee Corp.                              574,425
   23,100  Unocal Corp.                                  746,419
   28,200  USX-Marathon Group                            657,412
   25,300  Weatherford International, Inc.*            1,027,813

                                                       3,493,094


           Capital Goods - 5.94%
   20,000  Dover Corp.                                 1,016,250
   12,000  Grainger (W.W.), Inc.                         520,500
   19,000  Illinois Tool Works, Inc.                   1,217,187
   27,000  Pall Corp.                                    602,438

                                                       3,356,375


           Basic Materials - 3.03%
   13,300  Praxair, Inc.                                 591,019
   18,000  Rohm and Haas Co.                             641,250
   12,500  Willamette Industries, Inc.                   477,344

                                                       1,709,613


           Utilities - 2.36%
   12,000  El Paso Energy Corp.                          510,000
   22,000  Williams Cos., Inc.                           820,875

                                                       1,330,875



           Transportation - 1.50%
   16,500  FedEx Corp.*                                  621,844
    9,000  Midwest Express Holdings, Inc.*               227,813

                                                         849,657



           Miscellaneous - 1.15%
   38,000  Interim Services, Inc.*                       650,750


           Total Common Stocks                        53,939,837
           ( Cost $43,237,205 )


INVESTMENT COMPANY - 4.35%

2,454,775  State Street Prime Money Market

           5.640%                                      2,454,775

           Total Investment Company                    2,454,775
           ( Cost $2,454,775 )

TOTAL INVESTMENTS - 99.86%                            56,394,612
( Cost $45,691,980** )
NET OTHER ASSETS AND LIABILITIES - 0.14%                  79,041
TOTAL NET ASSETS - 100.00%                        $   56,473,653


        *  Non-income  producing  security.
       **  Aggregate  cost for Federal tax purposes.
      ADR  American Depositary Receipt

         EMERGING GROWTH FUND-- Portfolio of Investments (Unaudited)

                                                        Value
   Shares                                             (Note 2)
 COMMON STOCKS - 85.35%

           Technology - 44.58%
      100  Advanced Micro Devices, Inc.*          $        8,775
    5,970  Altera Corp.*                                 610,432
      200  Amkor Technology, Inc.*                        12,238
    4,180  Analog Devices, Inc.*                         321,076
       50  Apple Computer, Inc.*                           6,203
    5,340  Applied Materials, Inc.*                      543,679
    1,300  ARM Holdings, PLC*                             13,227
    7,200  ARM Holdings, PLC, ADR*                       228,600
      300  Arrow Electronics, Inc.                        13,144
    1,800  Automatic Data Processing, Inc.                96,862
    5,120  BMC Software, Inc.*                           239,680
    1,050  Cabletron Systems, Inc.*                       24,019
    1,400  Cadence Design Systems, Inc.*                  23,538
   15,800  Cisco Systems, Inc.*                        1,095,384
    1,100  Compaq Computer Corp.                          32,175
    2,920  Computer Associates International, Inc.       162,972
    1,000  Computer Sciences Corp.*                       81,563
      900  Conductus, Inc.*                               14,400
    1,725  Dell Computer Corp.*                           86,466
      900  Electronic Data Systems Corp.                  61,875
    2,000  EMC Corp.*                                    277,875
      600  First Data Corp.                               29,213
      800  Flextronics International, Ltd.*               56,200
    1,750  Hewlett-Packard Co.                           236,250
      360  Infineon Technologies AG*                      24,791
    4,670  Intel Corp.                                   592,214
      800  International Business Machines Corp.          89,300
       70  Internet Commerce Corp., Class A*               1,571
    2,460  Lam Research Corp.*                           112,852
      330  lastminute.com, PLC*                            1,105
    1,910  LSI Logic Corp.*                              119,375
    1,000  Lucent Technologies, Inc.                      62,188
    3,070  Micron Technology, Inc.*                      427,498
    6,820  Microsoft Corp.*                              475,695
    2,125  Motorola, Inc.                                253,008
    1,910  National Semiconductor Corp.*                 116,032
   5,266   Nortel Networks Corp.                         596,375
    1,030  Novellus Systems, Inc.*                        68,688
   14,400  Oracle Corp.*                               1,151,100
      100  PMC-Sierra, Inc.*                              19,188
      200  Sanmina Corp.*                                 12,013
       80  SAP AG, ADR                                     3,930
      900  SCI Systems, Inc.*                             47,925
       20  Seagate Technology, Inc.*                       1,016
      120  SIPEX Corp.*                                    2,745
    1,740  Solectron Corp.*                               81,454
    3,880  Sun Microsystems, Inc.*                       356,717
    4,400  Tandy Corp.                                   250,800
    1,560  Teradyne, Inc.*                               171,600
    1,760  Texas Instruments, Inc.                       286,660
    4,440  Xilinx, Inc.*                                 325,230

                                                       9,926,916



           Communication Services - 15.38%
    1,890  AT&T Corp. - Liberty Media Group, Class A* $   94,382
    1,800  AT&T Wireless Group*                           57,262
    2,000  China Telecom (Hong Kong), Ltd.*               14,443
    3,215  CIENA Corp.*                                  397,454
      580  Corning, Inc.                                 114,550
      830  EchoStar Communications Corp., Class A*        52,861
    3,080  Ericsson (LM) AB Telefonaktiebolaget, ADR     272,388
      195  FLAG Telecom Holdings, Ltd.*                    3,802
       20  France Telecom S.A.                             3,095
      740  Global Crossing, Ltd.*                         23,310
      730  Intermedia Communications, Inc.*               29,748
      950  JDS Uniphase Corp.*                            98,562
    1,220  Koninklijke KPN NV                            122,944
    1,470  MCI WorldCom, Inc.*                            66,793
    6,280  Metromedia Fiber Network, Inc., Class A*      193,895
      120  MGC Communications, Inc.*                       5,880
    9,600  Nokia Oyj, ADR                                546,000
      200  Powerwave Technologies, Inc.*                  41,612
    4,180  QUALCOMM, Inc.*                               453,269
    2,830  Sonera Oyj                                    155,652
      900  Sprint Corp. (FON Group)                       55,350
    2,090  Sprint Corp. (PCS Group)                      114,950
      170  Time Warner Telecom, Inc., Class A*             9,307
      500  Versatel Telecom International NV*             20,046
   51,430  Vodafone AirTouch, PLC                        235,009
    2,440  VoiceStream Wireless Corp.*                   241,560

                                                       3,424,124




           Consumer Cyclical - 6.24%
    1,600  Bed Bath & Beyond, Inc.*                       58,700
    2,010  Best Buy Co., Inc.*                           162,307
    3,840  Circuit City Stores-Circuit City Group        225,840
    3,800  Costco Wholesale Corp.*                       205,437
      700  Harley-Davidson, Inc.                          27,869
    3,160  Home Depot, Inc.                              177,157
    2,340  Kohl's Corp.*                                 112,320
      500  Limited, Inc.                                  22,594
      200  Lowe's Cos., Inc.                               9,900
    4,200  Oakley, Inc.*                                  48,300
    1,000  Sears, Roebuck & Co.                           36,625
      200  Target Corp.                                   13,312
    5,240  Wal-Mart Stores, Inc.                         290,165

                                                       1,390,526



           Capital Goods - 4.12%
      400  American Superconductor Corp.*                 15,275
       20  Credence Systems Corp.*                         2,855
    1,400  General Electric Co.                          220,150
      400  Hadco Corp.*                                   32,925
      750  Honeywell International, Inc.                  42,000
   11,680  Tyco International, Ltd.                      536,550
      800  United Technologies Corp.                      49,750
      200  Waters Corp.*                                  19,000

                                                         918,505



COMMON STOCKS (continued)

           Healthcare - 3.89%
    2,000  Abbott Laboratories                    $       76,875
      500  American Home Products Corp.                   28,094
      100  Bausch & Lomb, Inc.                             6,037
    1,300  BioSource International, Inc.*                 12,756
      200  BioSphere Medical, Inc.*                        4,700
      900  Boston Scientific Corp.*                       23,850
      170  Genentech, Inc.*                               19,890
      200  Guidant Corp.*                                 11,475
    3,560  Immunex Corp.*                                140,175
    1,700  Medtronic, Inc.                                88,294
    1,860  PE Corp-PE Biosystems Group                   111,600
      800  Pfizer, Inc.                                   33,700
      600  Pharmacia Corp.                                29,962
    1,920  Sepracor, Inc.*                               176,640
      900  Warner-Lambert Co.                            102,431

                                                         866,479



            Consumer Staples - 3.88%
      600  Albertson's, Inc.                              19,538
      300  Anheuser-Busch Cos., Inc.                      21,169
      550  Carson, Inc.*                                   2,406
    6,300  CVS Corp.                                     274,050
    1,700  Disney (Walt) Co.                              73,631
    7,900  Kroger Co.*                                   146,644
      600  McDonald's Corp.                               22,875
    6,870  Safeway, Inc.*                                303,139

                                                         863,452



           Financial Services - 2.83%
      500  American International Group, Inc.             54,844
    1,400  Chase Manhattan Corp.                         100,887
    2,170  Citigroup, Inc.                               128,979
    1,700  Freddie Mac                                    78,094
      300  Goldman Sachs Group, Inc.                      27,975
      950  Household International, Inc.                  39,662
      200  Lehman Brothers Holdings, Inc.                 16,413
    1,210  Merrill Lynch & Co., Inc.                     123,344
      490  Morgan Stanley Dean Witter & Co.               37,608
      500  Schwab (Charles) Corp.                         22,250

                                                         630,056



           Energy - 2.17%
      150  Baker Hughes, Inc.                              4,772
      400  Enron Corp.                                    27,875
      560  EOG Resources, Inc.                            13,930
      800  Global Marine, Inc.*                           19,200
      470  Grant Prideco, Inc.*                            9,047
      560  Halliburton Co.                                24,745
    1,770  Noble Drilling Corp.*                          70,689
           Energy (continued)
    2,480  Schlumberger, Ltd.                     $      189,875
      800  Smith International, Inc.*                     60,800
      900  Transocean Sedco Forex, Inc.                   42,300
      470  Weatherford International, Inc.*               19,094

                                                         482,327



           Building and Construction - 1.00%
      350  Bouygues SA                                   223,366

           Utilities - 0.87%
    2,120  Calpine Corp.*                                193,980


           Miscellaneous - 0.29%
      580  Cendant Corp.*                                  8,954
      870  Learning Tree International, Inc.*             41,706
      130  Vivendi (Ex-Gen Des Eaux)                      12,858

                                                          63,518




           Aerospace/Defense - 0.10%
      400  General Dynamics Corp.                         23,400

           Total Common Stocks                        19,006,649
           ( Cost $20,109,951 )

   Par Value

CERTIFICATE OF DEPOSIT - 14.48%

$3,224,373 State Street Eurodollar

           5.000%, due 05/01/00                        3,224,373

           Total Certificate of Deposit                3,224,373
           ( Cost $3,224,373 )

TOTAL INVESTMENTS - 99.83%                            22,231,022

( Cost $23,334,324** )
NET OTHER ASSETS AND LIABILITIES - 0.17%                  38,955

TOTAL NET ASSETS - 100.00%                        $   22,269,977


    *  Non-income  producing  security.
   **  Aggregate  cost for Federal tax purposes.
  ADR  American Depositary Receipt

       INTERNATIONAL STOCK FUND-- Portfolio of Investments (Unaudited)

                                                       Value
   Shares                                             (Note 2)
COMMON STOCKS - 95.23%

           Australia - 3.15%
   48,051  Broken Hill Proprietary Co., Ltd.      $      517,459
   14,900  Cochlear, Ltd.                                193,611
  109,931  Telstra Corp., Ltd.*                          471,226

                                                       1,182,296


           Belgium - 1.20%
      400  Creyf's N.V.                                    9,273
    3,281  Dexia Belgium                                 425,364
      100  Dexia*                                         13,409

                                                         448,046




           Brazil - 2.32%
    3,100  Companhia Brasileira de Distribuicao
           Grupo Pao de Acucar, ADR                       88,350
   10,100  Companhia Cervejaria Brahma, ADR              156,550
    3,558  Companhia Energetica
           de Minas Gerais, S.A., ADR                     54,193
   11,800  Companhia Paranaense de Energia-Copel, ADR     87,025
    3,900  Embratel Participacoes, S.A., ADR              87,750
   13,300  Souza Cruz, S.A.                               81,030
    6,814  Tele Norte Leste Participacoes, S.A., ADR     121,379**
    2,200  Tele Sudeste Celular Participacoes, S.A., ADR  94,050
      800  Telesp Celular Participacoes S.A., ADR         35,300
    2,600  Telesp-Telecomunicacoes de Sao Paulo S.A.      65,650

                                                         871,277


           Chile - 0.32%
    5,900  Administradora de Fondos

           de Pensiones Provida, S.A., ADR               121,688

           Denmark - 0.26%
      700  Falck A/S                                      96,968

           Finland - 1.90%
    7,700  Amer Group, Ltd.                              206,502
    2,400  Sampo Insurance Co., Class A*                  90,764
   13,960  UPM-Kymmene Oyj                               361,695
    2,400  Vaisala Oyj                                    53,455
                                                         712,416


           France - 6.37%
    2,800  Carbone-Lorraine, S.A.                        122,183
    3,400  Compagnie de Saint-Gobain                     463,950
    2,202  Groupe Danone                                 481,442
    2,700  Neopost, S.A.*                                 71,428
    8,000  Renault S.A.                                  363,640
    1,400  Scor, ADR                                      59,675
    1,200  Societe Generale, Class A                     248,512
    3,693  Suez Lyonnaise des Eaux, S.A.                 579,135

                                                       2,389,965


           Germany - 7.05%
    8,680  BASF AG                                $      375,216
    8,587  Bayer AG                                      355,583
    7,500  DaimlerChrysler AG                            436,368
    5,500  Deutsche Telekom AG                           352,504
    2,200  Hawesko Holding AG                             53,800
    4,000  Siemens AG                                    590,188
    3,011  Techem AG*                                     81,298
   19,000  ThyssenKrupp AG                               397,277

                                                       2,642,234

           Greece - 0.35%
    3,811  Hellenic Telecommunications

           Organization, S.A.                             85,535
    4,000  Hellenic Telecommunications
           Organization, S.A., ADR                        46,750

                                                         132,285



           Hong Kong - 2.28%
  132,000  CDL Hotels International, Ltd.                 38,130
      730  China Telecom (Hong Kong), Ltd., ADR*         107,082
  154,000  Esprit Holdings, Ltd.*                        164,099
   30,000  Shaw Brothers (Hong Kong), Ltd.                30,812
   33,000  Sun Hung Kai Properties, Ltd.                 261,612
   36,000  VTech Holdings, Ltd.                          149,284
   47,000  Yue Yuen Industrial Holdings, Ltd.            102,578

                                                         853,597


           Hungary - 0.25%
    2,650  Magyar Tavkozlesi Rt., ADR                     92,253

           India - 1.91%
    6,109  Bharat Heavy Electricals, Ltd.*                14,037
    3,250  Hindalco Industries, Ltd.                      52,491
    5,500  Hindalco Industries, Ltd., GDR                 93,500
      430  Infosys Technologies, Ltd.                     79,794
    4,300  Larsen & Toubro, Ltd., GDR, 144A (C)           46,005
   20,000  Mahanagar Telephone Nigam, Ltd.               103,116
   19,200  Reliance Industries, Ltd.                     152,588
      720  Satyam Computer Services, Ltd.                 51,464
   26,500  State Bank of India                           125,124

                                                         718,119



           Indonesia - 0.31%
    4,500  Gulf Indonesia Resources, Ltd.                 31,500
   27,500  PT Hanjaya Mandala Sampoerna*.                 39,945
  150,000  PT Indah Kiat Pulp & Paper Corp. Tbk*          45,095

                                                         116,540



           Ireland - 0.70%
   34,600  Anglo Irish Bank Corp. PLC                     76,435
  184,500  Waterford Wedgwood PLC                        187,856

                                                         264,291


COMMON STOCKS (continued)

           Israel - 0.43%
   25,500  Bank Hapoalim, Ltd.                    $       78,324
      230  Check Point Software Technologies, Ltd.*       39,790
    4,100  Partner Communications Co., Ltd, ADR*          43,819

                                                         161,933



           Italy - 3.26%
   71,000  ENI SpA*                                      353,067
    8,600  Industrie Natuzzi SpA, ADR                     94,600
   14,700  Interpump Group SpA                            61,607
 113,011   Telecom Italia SpA                            711,976

                                                       1,221,250



           Japan - 18.72%
    1,200  ADERANS Co., Ltd.                              52,331
   31,000  Dai Nippon Printing Co., Ltd.                 526,115
    5,000  Diamond Lease Co., Ltd.                        74,441
   12,000  Fuji Photo Film Co., Ltd.                     481,089
    7,000  Fujitsu, Ltd.                                 198,324
      100  H.I.S. Co., Ltd.                                6,018
   61,000  Hitachi, Ltd.                                 728,577
    6,000  Hitachi Medical Corp.                          58,386
    1,580  Hokuto Corp.                                   56,760
    7,000  Honda Motor Co., Ltd.                         313,041
    3,960  IMPACT 21 Co., Ltd.                            59,397
    4,000  Japan Digital Laboratory Co., Ltd.             59,627
    1,000  Kawasumi Laboratories, Inc.                     8,888
    4,000  Maruichi Steel Tube, Ltd.                      46,776
   27,000  Matsushita Electric Industrial Co., Ltd.      714,967
    1,500  Meitec Corp.                                   47,081
    3,000  Ministop Co., Ltd.                             64,441
   10,000  Nippon Shinyaku Co., Ltd.                      68,978
      35   Nippon Telegraph and Telephone Corp.          434,239
  107,000  Sakura Bank, Ltd.                             750,947
   27,000  Sankyo Co., Ltd.                              594,972
   47,000  Sumitomo Corp.                                526,550
    2,900  Torii Pharmaceutical Co., Ltd.                 63,367
  105,000  Toshiba Corp.                               1,018,842
       4   Yoshinoya D&C Co., Ltd.                        65,552

                                                       7,019,706



           Malaysia - 0.14%
   31,000  Jaya Tiasa Holdings Berhad                     51,395

           Mexico - 3.50%
   68,000  Carso Global Telecom*                         180,659
   5,776   Cemex S.A. de C.V., ADR*                      126,350
    3,190  Fomento Economico Mexicano,
           S.A. de C.V., ADR                             131,588
   45,000  Grupo Financiero Banamex Accival,
           S.A. de C.V., Class O*                        162,593
   33,000  Grupo Financiero Banorte, S.A. de
           C.V., Class O*                                 44,888
           Mexico (continued)
    9,400  Grupo Iusacell S.A. de C.V., ADR*      $      149,813
    3,300  Grupo Televisa, S.A., GDR*                    209,344
   12,800  Kimberly-Clark de Mexico, S.A.
           de C.V.,Class A                                41,216
    1,400  Telefonos de Mexico S.A., ADR, Class L         82,337
    7,200  Tubos de Acero de Mexico, S.A., ADR           107,550
   35,000  Wal-Mart de Mexico S.A. de C.V., Series C*     74,575

                                                       1,310,913



           Netherlands - 5.09%
    2,800  Beter Bed Holding N.V.                         93,928
    2,600  Fugro N.V.                                    121,728
    6,000  Hunter Douglas N.V.                           136,910
   11,000  ING Groep N.V.                                600,206
   12,400  Koninklijke (Royal) Philips Electronics N.V.  553,158
    8,400  Laurus N.V.                                    89,728
    6,300  N.V. Holdingmaatschappij De Telegraaf         174,397
    2,200  PinkRoccade N.V.*                             138,001

                                                       1,908,056



           Norway - 1.17%
    6,300  Ekornes ASA                                    45,033
   17,400  Merkantildata ASA                             119,518
   19,000  P4 Radio Hele Norge ASA                       127,325
   16,200  Tandberg Television ASA*                      146,557

                                                         438,433



           Peru - 0.27%
    3,000  Credicorp, Ltd.                                31,688
    4,700  Telefonica del Peru S.A.A., ADR                71,088

                                                         102,776




           Philippines - 0.57%
  631,000  Benpres Holdings Corp.*                        88,647
   16,600  Manila Electric Co., Class B                   29,754
    5,200  Philippine Long Distance Telephone Co., ADR    95,875

                                                         214,276



           Poland - 0.11%
    2,900  Bank Handlowy W. Warszawie, GDR, 144A (C)      41,833

           Portugal - 0.41%
        4  Banco Totta & Acores, S.A., Registered            101
    2,900  Seguros Mundial Confianca, S.A.*              155,099

                                                         155,200



           Russia - 0.53%
    3,300  OAO Lukoil Holding, ADR                       198,924


           Singapore - 0.12%
   41,000  Want Want Holdings, Ltd.                       45,100


COMMON STOCKS (continued)

           South Africa - 1.49%
   19,500  ABSA Group, Ltd.                       $       69,021
    4,300  Impala Platinum Holdings, Ltd.                136,347
   37,800  Old Mutual PLC                                 85,334
   70,700  Sanlam, Ltd.*                                  83,937
   13,600  Sasol, Ltd.                                    79,829
    3,100  South African Breweries PLC                    22,660
   11,200  South African Breweries PLC, Ltd.              82,590

                                                         559,718



           South Korea - 3.17%
    7,200  Hanvit Bank, GDR, 144A* (C)                    20,700
    4,700  Hyundai Electronics Industries Co.             74,539
   6,871   Kookmin Bank                                   74,298
    4,300  Korea Electric Power Corp.                    125,929
    2,500  Korea Telecom Corp., ADR                       86,250
    1,900  L.G. Chemical, Ltd.                            43,658
      600  Pohang Iron & Steel Co., Ltd.                  46,929
    2,400  Pohang Iron & Steel Co., Ltd., ADR             50,400
    2,255  Samsung Electronics, GDR, 144A (C)            363,450
    1,484  Samsung Fire & Marine Insurance                30,355
    8,439  SK Telecom Co., Ltd., ADR                     270,575

                                                       1,187,083



           Spain - 3.60%
    3,800  Aldeasa, S.A.                                  71,337
    2,200  Banco Pastor, S.A.                             88,801
   32,216  Endesa, S.A.*                                 698,801
   32,578  Iberdrola, S.A.                               417,891
    6,400  Prosegur, CIA de Seguridad S.A.                74,590

                                                       1,351,420


           Sweden - 1.00%
    3,100  Elanders AB, Class B                           98,896
    3,600  Getinge Industrier AB, Class B                 33,330
    5,950  Industrial & Financial Systems AB, Class B*   101,830
    5,300  Nobel Biocare AB                              141,885

                                                         375,941


           Switzerland - 6.06%
    5,500  ABB, Ltd.                                     616,706
       65  Bank Sarasin & Cie, Registered, Class B       174,770
      340  Edipresse, S.A.                               164,513
      980  Gretag Imaging Group, Registered*             196,772
       52  Roche Holding AG                              542,690
    2,360  UBS AG*                                       577,795

                                                       2,273,246

           Taiwan - 1.52%
    3,400  ASE Test, Ltd.*                               100,725
    5,400  Asustek Computer, Inc., GDR, 144A* (C)         71,280
    5,500  China Steel Corp., GDR                         78,031
    4,917  Compal Electronics, Inc.*                      68,961
           Taiwan (continued)
      700  GigaMedia, Ltd.*                       $       16,800
    4,470  Taiwan Semiconductor
           Manufacturing Co., Ltd., ADR*                 233,837

                                                         569,634


           Turkey - 0.96%
  670,000  Erciyas Biracilik ve Malt Sanayii A.S.*        49,858
    4,300  Turkiye Garanti Bankasi A.S., 144A (C)*       145,025
5,121,300  Yapi ve Kredi Bankasi A.S.                    163,328

                                                         358,211


           United Kingdom - 14.62%
   20,000  Abbey National PLC                            228,242
   32,200  AMEC PLC                                       88,734
   83,700  Ashtead Group PLC                             119,888
   17,450  AstraZeneca Group PLC                         731,088
   20,100  Barclays PLC                                  516,033
   20,000  Bass PLC                                      234,002
   31,000  Boots Co. PLC                                 237,579
   39,000  CGU PLC                                       558,919
   78,200  Corporate Services Group PLC                  109,575
   23,600  Dialog Corp. PLC*                              33,803
    1,947  Euromoney Publications PLC                     71,993
    3,700  Games Workshop Group PLC                       10,369
   20,600  Hogg Robinson PLC                              79,539
   24,100  Man (E D & F) Group PLC                       186,481
   19,600  Northgate PLC                                 106,803
   47,000  ScottishPower PLC                             377,762
   64,300  Shell Transport & Trading Co. PLC             525,571
    5,700  Signet Group PLC, ADR                         149,625
   16,488  SSL International PLC                         167,498
   78,000  Tesco PLC                                     265,342
  106,000  Unilever PLC                                  633,721
   15,900  Victrex PLC                                    48,767

                                                       5,481,334


           Venezuela - 0.12%
    1,600  Compania Anonima Nacional Telefonos
           de Venezuela, ADR                              46,400


           Total Common Stocks                        35,714,757
           ( Cost $33,322,389 )


PREFERRED STOCKS - 0.81%

           Brazil - 0.31%
1,535,000  Banco Itau, S.A.                              114,774


           Columbia - 0.04%
    2,100  Banco Ganadero, S.A., ADR                      14,700

           Germany - 0.46%
    2,900  Fielmann AG                                    94,910
      870  ProSieben Media AG                             78,538

                                                         173,448


           Total Preferred Stocks                        302,922
           ( Cost $221,397 )
WARRANTS AND RIGHTS - 0.01%

           Singapore - 0.01%
    4,100  Want Want Holdings, Ltd.               $        1,353


           Total Warrants and Rights                       1,353
           ( Cost $205 )

   Par Value

CERTIFICATE OF DEPOSIT - 3.65%

$1,369,739              State Street Eurodollar
           5.000%, due 05/01/00                        1,369,739

           Total Certificate of Deposit                1,369,739
           ( Cost $1,369,739 )

TOTAL INVESTMENTS - 99.70%                            37,388,771
( Cost $34,913,730** )
NET OTHER ASSETS AND LIABILITIES - 0.30%                 112,896

TOTAL NET ASSETS - 100.00%                        $   37,501,667

       *  Non-income  producing  security.
      **  Aggregate  cost for Federal tax purposes.
     (C) Security sold within the terms of private placement memorandum exempt from registration under section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "qualified institutional investors." These securities have been determined to be liquid under guidelines established by the Board of Directors.
     ADR  American Depositary Receipt
     GDR  Global Depository Receipt

OTHER INFORMATION:

Industry Concentration as a Percentage of Net Assets:         % of Net Assets

                   Finance                                     16.42%
                   Communication                               10.13%
                   Technology                                   8.92%
                   Energy                                       7.95%
                   Health                                       6.45%
                   Consumer Staples                             6.13%
                   Business Services                            5.69%
                   Capital Goods                                5.68%
                   Consumer Cyclical                            4.86%
                   Chemical & Drugs                             4.24%
                   Industrial                                   3.77%
                   Certificate of Deposit                       3.65%
                   Metals & Mining                              3.01%
                   Consumer Durables                            2.97%
                   Retail                                       2.44%
                   Building & Construction                      2.19%
                   Media                                        1.78%
                   Printing                                     1.40%
                   Basic Materials                              1.31%
                   Consumer Services                            0.55%
                   Agriculture                                  0.16%
                   Net Other Assets and Liabilities             0.30%

                                                              100.00%

This page intentionally left blank.

                Statements of Assets and Liabilities (Unaudited)

                                                            Cash Reserves                  Bond                    Balanced
                                                                Fund                       Fund                      Fund
   Investments (Notes 2):
   Investments at cost                                    $       7,422,334         $      15,972,973         $       55,424,681
   Net unrealized appreciation (depreciation)                            --                  (233,070)                 6,880,504

       Total investments at value                                 7,422,334                15,739,903                 62,305,185
   Cash                                                             368,074                        --                         --
   Foreign currency (Cost $42,828) (Note 2)                              --                        --                         --
Receivables:
   Investments sold                                                      --                 1,895,725                  3,140,148
   Fund shares sold                                                  27,000                    15,422                    597,564
   Dividends and interest                                                18                   249,207                    437,515
   Due from Advisor, net                                              8,813                     5,933                         --
Net unrealized appreciation on forward
   currency contracts                                                    --                        --                         --
Deferred organization and offering costs                             22,377                    22,377                     22,377
Prepaid insurance                                                       215                       399                      1,310
Other assets                                                             --                        --                         --

   Total Assets                                                   7,848,831                17,928,966                 66,504,099


LIABILITIES:
Payable to custodian                                                     --                    84,707                    383,974
Payables:
   Investments purchased                                            367,861                 1,813,875                  2,369,091
   Due to Advisor, net                                                   --                        --                     19,915
   Fund shares repurchased                                               --                     7,972                     47,141
   Administration and transfer agent fees                             7,753                     7,907                     10,303
   Distribution fees - Class B                                        1,672                     5,228                     26,750
   Shareholder servicing fees                                            --                     3,280                     12,715
Accrued expenses and other payables                                  52,618                    98,167                     98,372

       Total Liabilities                                            429,904                 2,021,136                  2,968,261

NET ASSETS                                                $       7,418,927         $      15,907,830         $       63,535,838


NET ASSETS consist of:
   Paid-in capital                                        $       7,389,114         $      16,616,260         $       57,194,429
   Accumulated undistributed (distributions in
     excess of) net investment income                                29,771                    12,080                     (2,259)
   Accumulated net realized gain (loss) on investments
     sold and foreign currency related transactions                      42                  (487,440)                  (536,836)
   Net unrealized appreciation (depreciation) of investments
     (including appreciation (depreciation) of foreign
     currency related transactions)                                      --                  (233,070)                 6,880,504




TOTAL NET ASSETS                                          $       7,418,927         $      15,907,830         $       63,535,838


Class A Shares:
   Net Assets                                             $       4,715,104         $       7,485,078         $       18,804,508
   Shares of beneficial interest outstanding                      4,715,957                   785,173                  1,493,956
   NET ASSET VALUE and redemption price per share         $            1.00         $            9.53         $            12.59
   Sales charge of offering price*                                    0.056                      0.43                       0.70

   Maximum offering price per share                       $           1.056         $            9.96         $            13.29


Class B Shares:
   Net Assets                                             $       2,703,823         $       8,422,752         $       44,731,330
   Shares of beneficial interest outstanding                      2,702,960                   883,136                  3,551,079
   NET ASSET VALUE and offering price per share**         $            1.00         $            9.54         $            12.60


     * Sales charge of offering price is 5.3% for the Cash Reserves Fund, 4.3% for the Bond Fund, 5.3% for the Balanced Fund, 4.3% for the High Income Fund and 5.3% for the Growth and Income Fund, Capital Appreciation Fund, Emerging Growth Fund and International Stock Fund.
     ** Redemption price per share is equal to the Net Asset Value per share less any applicable deferred sales charge.
     (1)  Fund commended investment operations on February 29, 2000.

       High Income             Growth and Income      Capital Appreciation           Emerging Growth        International Stock
          Fund                       Fund                     Fund                      Fund (1)                   Fund


  $       18,933,180         $     100,276,353         $       45,691,980        $       23,334,324         $      34,913,730
          (1,289,894)               15,216,465                 10,702,632                (1,103,302)                2,475,041

          17,643,286               115,492,818                 56,394,612                22,231,022                37,388,771
                  --                        --                         --                        --                        --
                  --                        --                         --                        --                    38,715

           1,349,426                        --                         --                 4,453,915                 2,030,566
              16,463                   726,895                    411,548                   137,301                    39,889
             428,789                    80,421                     31,327                     4,153                   152,007
               3,562                        --                         --                       163                        --
               1,541                        --                         --                        --                        --
              22,377                    22,377                     22,377                    20,594                    22,377
                 460                     2,092                      1,030                        --                     1,045
                  --                        --                         --                        --                        79

          19,465,904               116,324,603                 56,860,894                26,847,148                39,673,449



           1,281,411                    13,135                      2,091                 3,169,478                 1,350,379

              37,264                   729,457                    271,447                 1,379,350                   751,615
                  --                    12,360                     18,542                        --                    15,092
               4,060                    22,415                     45,393                     2,725                       192
               8,951                    10,190                     10,966                     9,383                    10,139
               6,196                    48,836                     21,913                     1,541                     2,737
               3,707                    22,928                     11,374                     4,402                     7,862
             154,454                    10,669                      5,515                    10,292                    33,766

           1,496,043                   869,990                    387,241                 4,577,171                 2,171,782

  $       17,969,861         $     115,454,613         $       56,473,653        $       22,269,977         $      37,501,667




  $       19,745,368         $     102,372,420         $       46,802,416        $       25,658,281         $      38,168,980

              40,151                   (69,540)                  (183,497)                   (3,826)                 (159,513)

            (527,305)               (2,064,732)                  (847,898)               (2,273,079)               (2,976,367)

          (1,288,353)               15,216,465                 10,702,632                (1,111,399)                2,468,567


  $       17,969,861         $     115,454,613         $       56,473,653        $       22,269,977         $      37,501,667




  $        7,973,653         $      33,355,105         $       20,042,958        $       19,052,696         $      33,066,068
             916,403                 2,345,158                  1,299,720                 2,219,997                 3,263,137
  $             8.70      $              14.22      $               15.42     $                8.58      $              10.13
                0.39                      0.80                       0.86                      0.48                      0.57

  $             9.09      $              15.02      $               16.28     $                9.06      $              10.70



  $        9,996,208         $      82,099,508         $       36,430,695        $        3,217,281         $       4,435,599
           1,146,357                 5,794,884                  2,398,071                   375,132                   439,544
  $             8.72      $              14.17      $               15.19     $                8.58      $              10.09


    Statements of Operations For the Period Ended April 30, 2000 (Unaudited)


                                                            Cash Reserves                  Bond                    Balanced
                                                                Fund                       Fund                      Fund

INVESTMENT INCOME:
   Dividends                                              $              --         $              --         $          163,479
   Interest                                                         221,141                   573,680                    894,380
       Less: Foreign taxes withheld                                      --                        --                         --

       Total investment income                                      221,141                   573,680                  1,057,859


EXPENSES:
Management fees (Note 3)                                             15,380                    39,164                    177,815
Administration and transfer agent fees (Note 3)                      45,645                    48,612                     63,873
Registration expenses                                                11,348                    11,052                     12,058
Custodian fees                                                        4,267                     3,915                      6,407
Professional fees                                                     5,594                     5,499                      7,572
Reports to shareholder expense                                          491                     1,050                      3,460
Trustees' fees                                                          271                       463                      1,989
Distribution fees - Class B (Note 3)                                 11,966                    30,231                    142,413
Shareholder servicing fees - Class A (Note 3)                            --                     9,505                     20,919
Shareholder servicing fees - Class B (Note 3)                            --                    10,077                     47,471
Amortization of organization and offering costs (Note 2)              4,190                     4,190                      4,190

Other expenses                                                          910                     4,501                      8,038

   Total expenses before reimbursement                              100,062                   168,259                    496,205
   Less reimbursement (Note 3)                                      (66,948)                  (67,532)                   (52,759)

   Total expenses net of reimbursement/waiver                        33,114                   100,727                    443,446


NET INVESTMENT INCOME (LOSS)                                        188,027                   472,953                    614,413


NET REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS (Note 2)
   Net realized gain (loss) on investments (including net
     realized gain on foreign currency related transactions)            --                  (137,954)                  (322,444)
   Net change in unrealized appreciation (depreciation)
      on investments (including a net unrealized appreciation
      (depreciation) on foreign currency related transactions)          --                  (205,763)                 2,960,671


NET REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS                                                         --                  (343,717)                 2,638,227


NET INCREASE (DECREASE) IN NET ASSETS
  FROM OPERATIONS                                         $         188,027         $         129,236         $        3,252,640





(1) Fund commenced investment operations on February 29, 2000.

         High Income       Growth and Income         Capital Appreciation         Emerging Growth          International Stock
          Fund                       Fund                     Fund                      Fund (1)                   Fund

  $            4,978         $         682,743         $          158,414        $            5,422         $         350,432
             882,650                    95,066                     49,787                    35,923                    42,671
                  --                        --                         --                       (86)                  (33,293)

             887,628                   777,809                    208,201                    41,259                   359,810



              48,904                   265,961                    174,695                    26,819                   201,554
              50,391                    77,810                     61,206                    16,625                    59,037
              12,222                    15,579                     11,591                     5,547                    10,846
               5,079                     5,551                      5,694                     3,163                    47,464
               6,145                    10,138                      7,269                     2,714                     7,239
               1,307                     6,025                      3,027                       784                     2,641
                 600                     2,817                      1,307                       171                     1,212
              36,639                   253,666                    112,229                     2,173                    14,821
              10,016                    36,336                     20,822                     8,215                    43,049
              12,213                    84,555                     37,410                       724                     4,941
               4,190                     4,190                      4,190                     4,251                     4,190
               6,421                     5,353                      3,642                       524                    15,875

             194,127                   767,981                    443,082                    71,710                   412,869
             (68,568)                  (30,753)                   (51,349)                  (26,625)                  (90,764)

             125,559                   737,228                    391,733                    45,085                   322,105


             762,069                    40,581                   (183,532)                   (3,826)                   37,705





            (132,106)               (1,751,538)                  (261,497)               (2,273,079)               (2,976,078)


            (238,525)                9,308,520                  5,419,243                (1,111,399)                1,396,394



            (370,631)                7,556,982                  5,157,746                (3,384,478)               (1,579,684)



  $          391,438         $       7,597,563         $        4,974,214        $       (3,388,304)        $      (1,541,979)


    Statements of Changes in Net Assets For the Period Ended April 30, 2000

                                                                   Cash Reserves                            Bond
                                                                       Fund                                 Fund

                                                         Six Months Ended                     Six Months Ended
                                                          April 30, 2000     Year Ended        April 30, 2000      Year Ended
                                                            (unaudited)   October 31, 1999       (unaudited)    October 31, 1999

NET ASSETS at beginning of period                       $      7,981,951  $     5,233,081     $    15,498,925  $      7,022,297


Increase in net assets from operations:

   Net investment income (loss)                                  188,027          262,711             472,953           578,153
   Net realized gain (loss)                                           --               42            (137,954)         (341,357)
   Net change in unrealized appreciation (depreciation)               --               --            (205,763)          (89,553)


   Net increase (decrease) in net assets from operations         188,027          262,753             129,236           147,243


Distributions to shareholders from:
   Net investment income
     Class A                                                    (117,464)        (193,602)           (244,492)         (345,079)
     Class B                                                     (70,514)         (69,068)           (228,736)         (233,074)
   Net realized gains

     Class A                                                          --               --                  --           (28,262)
     Class B                                                          --               --                  --            (9,835)

     Total distributions                                        (187,978)        (262,670)           (473,228)         (616,250)


Capital Stock transactions:
   Class A Shares
     Shares sold                                               1,218,558        1,463,270             703,650         3,599,208
     Issued to shareholders in reinvestment of
       distributions                                              95,771          192,249             198,287           372,980

     Shares redeemed                                          (1,079,617)      (1,513,071)         (1,240,586)         (514,328)

     Net increase (decrease) from capital stock
        transactions                                             234,712          142,448            (338,649)        3,457,860


   Class B Shares

     Shares sold                                               1,992,226        4,494,991           2,118,162         6,343,163
     Issued to shareholders in reinvestment of
        distributions                                             58,770           68,769             174,789           228,798

     Shares redeemed                                          (2,848,781)      (1,957,421)         (1,201,405)       (1,084,186)

     Net increase (decease) from capital stock
       transactions                                             (797,785)       2,606,339           1,091,546         5,487,775


Total increase (decrease) in net assets                         (563,024)       2,748,870             408,905         8,476,628


NET ASSETS at end of period (including line A)          $      7,418,927  $     7,981,951     $    15,907,830  $     15,498,925


(A) Undistributed (distribution in excess of)
      net investment income                              $        29,771  $        29,722     $         12,080 $         12,355


OTHER INFORMATION:
Capital Share transactions:
   Class A Shares

     Shares sold                                               1,218,547        1,467,709              73,265           361,356
     Issued to shareholders in reinvestment of distributions      95,760          193,165              20,634            37,674

     Shares redeemed                                          (1,079,595)      (1,517,727)           (128,985)          (51,766)

     Net increase (decrease) in shares outstanding               234,712          143,147             (35,086)          347,264

   Class B Shares

     Shares sold                                               1,992,227        4,542,489             219,566           637,845
     Issued to shareholders in reinvestment of distributions      58,770           68,511              18,189            23,198

     Shares redeemed                                          (2,848,781)      (2,004,599)           (125,066)         (109,947)

     Net increase (decrease) in shares outstanding              (797,784)       2,606,401             112,689           551,096




                  Balanced                           High Income                        Growth and Income
                    Fund                                 Fund                                  Fund

      Six Months Ended                     Six Months Ended                      Six Months Ended
       April 30, 2000     Year Ended        April 30, 2000      Year Ended        April 30, 2000      Year Ended
         (unaudited)   October 31, 1999       (unaudited)    October 31, 1999       (unaudited)    October 31, 1999


     $    46,560,118  $     23,109,847     $     17,278,309  $     9,677,254      $    81,501,997  $     25,577,029


             614,413           722,479              762,069        1,198,240               40,581            56,087
            (322,444)          129,310             (132,106)        (327,673)          (1,751,538)         (118,122)
           2,960,671         3,512,277             (238,525)          38,689            9,308,520         5,867,753

           3,252,640         4,364,066              391,438          909,256            7,597,563         5,805,718



            (232,034)         (431,006)            (359,674)        (639,267)             (74,556)         (104,915)
            (386,604)         (291,473)            (401,431)        (558,973)             (35,566)               --

            (105,600)          (11,733)                  --          (18,678)             (39,692)          (10,773)
            (237,904)          (20,814)                  --           (6,615)             (89,517)          (29,659)

            (962,142)         (755,026)            (761,105)      (1,223,533)            (239,331)         (145,347)




           5,488,440        22,621,347              569,433        2,118,956            8,709,227        17,647,334
             293,562           439,832              281,002          645,554              113,775           114,550
          (2,986,063)      (25,576,825)            (592,336)        (871,164)          (3,333,467)       (5,460,361)

           2,795,939        (2,515,646)             258,099        1,893,346            5,489,535        12,301,523


          14,837,664        23,989,683            1,934,412        7,053,287           26,034,683        40,923,793
             552,166           304,240              254,059          462,448              123,942            29,580
          (3,500,547)       (1,937,046)          (1,385,351)      (1,493,749)          (5,053,776)       (2,990,299)

          11,889,283        22,356,877              803,120        6,021,986           21,104,849        37,963,074

          16,975,720        23,450,271              691,552        7,601,055           33,952,616        55,924,968


     $    63,535,838  $     46,560,118     $     17,969,861  $    17,278,309      $   115,454,613  $     81,501,997


     $        (2,259) $          1,966     $         40,151  $        39,187      $       (69,540) $              1





             442,310         2,004,630               62,875          227,759              639,010         1,367,430
              23,947            38,008               32,480           69,992                8,392             9,102
            (242,237)       (2,240,465)             (66,171)         (93,192)            (243,378)         (461,584)

             224,020          (197,827)              29,184          204,559              404,024           914,948


           1,194,021         2,031,097              215,993          753,638            1,920,980         3,142,758
              44,753            25,453               28,399           50,649                9,343             2,458
            (281,653)         (159,197)            (153,552)        (159,042)            (372,176)         (233,327)

             957,121         1,897,353               90,840          645,245            1,558,147         2,911,889


     Statements of Changes in Net Assets For the Period Ended April 30, 2000

                                                               Capital Appreciation                    Emerging Growth
                                                                       Fund                               Fund (1)

                                                         Six Months Ended                               Period Ended
                                                          April 30, 2000     Year Ended                April 30, 2000
                                                            (unaudited)   October 31, 1999               (unaudited)


NET ASSETS at beginning of period                       $     36,824,494  $    20,435,388            $     20,000,000


Increase in net assets from operations:

   Net investment income (loss)                                 (183,532)        (159,055)                     (3,826)
   Net realized gain (loss)                                     (261,497)        (390,468)                 (2,273,079)
   Net change in unrealized appreciation (depreciation)        5,419,243        4,901,372                  (1,111,399)

   Net increase (decrease) in net assets from operations       4,974,214        4,351,849                  (3,388,304)


Distributions to shareholders from:
   Net investment income

     Class A                                                          --               --                          --
     Class B                                                          --               --                          --
   Net realized gains

     Class A                                                     (14,447)         (10,034)                         --
     Class B                                                     (26,348)              --                          --

     Total distributions                                         (40,795)         (10,034)                         --


Capital Stock transactions:
   Class A Shares
     Shares sold                                               6,191,071        8,326,212                   2,137,283
     Issued to shareholders in reinvestment of distributions      14,391           10,009                          --
     Shares redeemed                                          (1,250,267)     (10,439,625)                    (24,342)

     Net increase (decrease) from capital stock transactions   4,955,195       (2,103,404)                  2,112,941

   Class B Shares

     Shares sold                                              11,984,101       15,597,190                   3,593,391
     Issued to shareholders in reinvestment of distributions      26,124               --                          --
     Shares redeemed                                          (2,249,680)      (1,446,495)                    (48,051)

     Net increase from capital stock transactions              9,760,545       14,150,695                   3,545,340

Total increase in net assets                                  19,649,159       16,389,106                   2,269,977


NET ASSETS at end of period (including line A)          $     56,473,653  $    36,824,494            $     22,269,977


(A) Undistributed (distribution in excess of)
      net investment income                              $      (183,497) $            35           $          (3,826)


OTHER INFORMATION:
Capital Share transactions:
   Class A Shares

     Shares sold                                                 413,714          645,448                     222,492
     Issued to shareholders in reinvestment of distributions         997              815                          --
     Shares redeemed                                             (82,924)        (893,051)                     (2,395)

     Net increase (decrease) in shares outstanding               331,787         (246,788)                    220,097

   Class B Shares

     Shares sold                                                 808,526        1,219,845                     380,341
     Issued to shareholders in reinvestment of distributions       1,827               --                          --
     Shares redeemed                                            (151,919)        (120,110)                     (5,309)

     Net increase in shares outstanding                          658,434        1,099,735                     375,032


(1) Fund commenced investment operations on February 29, 2000.

             International Stock
                    Fund

      Six Months Ended
       April 30, 2000     Year Ended
        (unaudited)   October 31, 1999

     $    36,540,092  $     29,005,768
     ---------------  ----------------

              37,705           416,820
          (2,976,078)        2,602,484
           1,396,394         1,996,743
     ---------------  ----------------
          (1,541,979)        5,016,047
     ---------------  ----------------


            (440,689)         (402,357)
             (23,618)          (10,711)

          (2,379,485)       (1,172,577)
            (255,311)          (66,391)
     ---------------  ----------------
          (3,099,103)       (1,652,036)
     ---------------  ----------------



           1,305,252         1,024,723
           2,819,698         1,575,095
            (130,654)         (192,494)
     ---------------  ----------------
           3,994,296         2,407,324
     ---------------  ----------------

           1,688,510         1,965,892
             276,978            76,883
            (357,127)         (279,786)
     ---------------  ----------------
           1,608,361         1,762,989
     ---------------  ----------------
             961,575         7,534,324
     ---------------  ----------------

     $    37,501,667  $     36,540,092
     ===============  ================

     $      (159,513) $        267,089
     ===============  ================




             118,867            93,829
             255,360           151,888
             (12,030)          (18,840)
     ---------------  ----------------
             362,197           226,877
     ---------------  ----------------

             154,438           180,336
              25,337             7,421
             (32,518)          (26,738)
     ---------------  ----------------
             147,257           161,019
     ---------------  ----------------

 Financial Highlights for a Share of Beneficial Interest Outstanding Throughout each Period

CASH RESERVES FUND
                                                               Class A                                     Class B

                                             Six Months Ended                            Six Months Ended
                                                4/30/00     Year Ended   Inception(a) to    4/30/00     Year Ended   Inception(a) to
                                               (unaudited)    10/31/99       10/31/98      (unaudited)    10/31/99       10/31/98

Net Asset Value, Beginning of Period         $       1.00     $    1.00    $    1.00     $    1.00       $   1.00       $     1.00

   Income from Investment Operations:
     Net investment income                           0.03          0.05         0.04          0.02           0.04             0.03

       Total from investment operations              0.03          0.05         0.04          0.02           0.04             0.03



   Less Distributions:
     Distributions from net investment income       (0.03)        (0.05)       (0.04)        (0.02)         (0.04)           (0.03)


       Total distributions                          (0.03)        (0.05)       (0.04)        (0.02)         (0.04)           (0.03)


Net increase in net asset value                        --            --           --            --             --               --

Net Asset Value, End of Period               $       1.00     $    1.00  $      1.00    $     1.00     $     1.00     $       1.00


Total Return+                                        2.62% (2)     4.60%        4.21% (2)     2.24% (2)      3.81%          3.50%(2)

Ratios/Supplemental Data:
Net Assets, End of Period (in 000's)         $      4,715  $      4,481    $   4,339     $   2,704     $    3,501       $      894
Ratios of expenses to average net assets:
   Before reimbursement of expenses by Advisor       2.29% (1)     2.63%        4.76% (1)     3.04% (1)      3.38%          5.51%(1)
   After reimbursement of expenses by Advisor        0.55% (1)     0.55%        0.55% (1)     1.30% (1)      1.30%          1.30%(1)
Ratios of net investment income to average
      net assets:
   Before reimbursement of expenses by Advisor       5.21% (1)     2.33%        0.67% (1)     4.46% (1)      1.84%        (0.08)%(1)
   After reimbursement of expenses by Advisor        6.95% (1)     4.41%        4.88% (1)     6.20% (1)      3.92%          4.13%(1)



BOND FUND
Net Asset Value, Beginning of Period         $       9.74    $    10.14    $   10.00    $     9.75    $     10.14      $     10.00


   Income from Investment Operations:
     Net investment income                           0.31          0.51         0.45          0.27           0.44             0.39

     Net realized and unrealized gain (loss)
       on investments                               (0.21)        (0.35)        0.14         (0.21)         (0.35)            0.14

       Total from investment operations              0.10          0.16         0.59          0.06           0.09             0.53



   Less Distributions:
     Distributions from net investment income       (0.31)        (0.51)       (0.45)        (0.27)         (0.44)           (0.39)
     Distributions from capital gains                  --         (0.05)          --            --          (0.04)              --


       Total distributions                          (0.31)        (0.56)       (0.45)        (0.27)         (0.48)           (0.39)


Net increase (decrease) in net asset value          (0.21)        (0.40)       (0.14)        (0.21)         (0.39)            0.14


Net Asset Value, End of Period               $       9.53     $    9.74   $    10.14    $     9.54     $     9.75      $     10.14



Total Return+                                        1.04% (2)     1.60%        6.08%(2)      0.76%(2)       0.94%          5.36%(2)

Ratios/Supplemental Data:
Net Assets, End of Period (in 000's)         $      7,485  $      7,991   $    4,797     $   8,423     $    7,508       $    2,225
Ratios of expenses to average net assets:
   Before reimbursement of expenses by Advisor       1.76%(1)      2.02%        4.83%(1)      2.51%(1)       2.77%          5.58%(1)
   After reimbursement of expenses by Advisor        0.90%(1)      0.90%        0.60%(1)      1.65%(1)       1.65%          1.35%(1)
Ratios of net investment income to average net assets:
   Before reimbursement of expenses by Advisor       5.57%(1)      4.06%        1.14%(1)      4.82%(1)       3.46%          0.39%(1)
   After reimbursement of expenses by Advisor        6.43%(1)      5.18%        5.37%(1)      5.68%(1)       4.58%          4.62%(1)
Portfolio Turnover                                    266%          725%          95%          266%           725%             95%

(1) Annualized
(2) Not annualized.
 +  Total return without applicable sales charge.
(a) Fund commenced investment operations on December 29, 1997.


 Financial Highlights for a Share of Beneficial Interest Outstanding Throughout each Period 51

BALANCED FUND
                                                               Class A                                     Class B

                                            Six Months Ended                            Six Months Ended
                                                4/30/00     Year Ended   Inception(a) to    4/30/00     Year Ended   Inception(a) to
                                              (unaudited)    10/31/99       10/31/98      (unaudited)    10/31/99       10/31/98

Net Asset Value, Beginning of Period         $      12.05    $    10.68  $     10.00   $     12.05    $     10.68     $      10.00


   Income from Investment Operations:
     Net investment income                           0.17          0.27         0.21          0.13           0.18             0.14

     Net realized and unrealized gain on
       investments                                   0.62          1.38         0.68          0.62           1.38             0.68


       Total from investment operations              0.79          1.65         0.89          0.75           1.56             0.82

   Less Distributions:
     Distributions from net investment income       (0.17)        (0.27)       (0.21)        (0.12)         (0.18)           (0.14)
     Distributions from capital gains               (0.08)        (0.01)          --         (0.08)         (0.01)              --

       Total distributions                          (0.25)        (0.28)       (0.21)        (0.20)         (0.19)           (0.14)

   Net increase in net asset value                   0.54          1.37         0.68          0.55           1.37             0.68


Net Asset Value, End of Period               $      12.59    $    12.05  $     10.68   $     12.60    $     12.05     $      10.68

Total Return+                                        6.72%(2)     15.58%        8.92%(2)      6.32%(2)      14.72%          8.24%(2)
Ratios/Supplemental Data:
Net Assets, End of Period (in 000's)         $      18,805   $   15,297     $ 15,670     $  44,731     $   31,263    $       7,440
Ratios of expenses to average net assets:
   Before reimbursement of expense  by Advisor       1.29%(1)      1.47%        3.40%(1)      2.04%(1)       2.22%          4.15%(1)
   After reimbursement of expenses by Advisor        1.10%(1)      1.10%        1.10%(1)      1.85%(1)       1.85%          1.85%(1)
Ratios of net investment income (loss) to
   average net assets:
   Before reimbursement of expenses by Advisor       2.58%(1)      1.99%        0.23%(1)      1.83%(1)       1.25%        (0.52)%(1)
   After reimbursement of expenses by Advisor        2.77%(1)      2.36%        2.53%(1)      2.02%(1)       1.62%         1.78%(1)
Portfolio Turnover                                    134%          349%         60%          134%           349%              60%


HIGH INCOME FUND
Net Asset Value, Beginning of Period         $       8.88    $     8.85   $    10.00    $     8.90     $     8.85     $      10.00


   Income from Investment Operations:
     Net investment income                           0.40          0.80         0.61          0.36           0.74             0.55

     Net realized and unrealized gain (loss)
         on investments                             (0.18)         0.06        (1.15)        (0.18)          0.06            (1.15)


       Total from investment operations              0.22          0.86        (0.54)         0.18           0.80            (0.60)

   Less Distributions:
     Distributions from net investment income       (0.40)        (0.80)       (0.61)        (0.36)         (0.74)           (0.55)
     Distributions from capital gains                  --         (0.03)          --            --          (0.01)              --

       Total distributions                          (0.40)        (0.83)       (0.61)        (0.36)         (0.75)           (0.55)


Net increase (decrease) in net asset value          (0.18)         0.03        (1.15)        (0.18)          0.05            (1.15)


Net Asset Value, End of Period               $       8.70     $    8.88   $     8.85    $     8.72     $     8.90      $      8.85


Total Return+                                        2.45%(2)      9.69%      (5.78)%(2)      1.96%(2)       9.02%        (6.39)%(2)
Ratios/Supplemental Data:
Net Assets, End of Period (in 000's)         $      7,974   $     7,879    $   6,045     $   9,996     $    9,399      $     3,632
Ratios of expenses to average net assets:
   Before reimbursement of expenses by Advisor       1.77%(1)      1.97%        3.52%(1)      2.72%(1)       2.52%          4.27%(1)
   After reimbursement of expenses by Advisor        1.00%(1)      1.00%        1.00%(1)      1.75%(1)       1.75%          1.75%(1)
Ratios of net investment income to average
        net assets:
   Before reimbursement of expenses by Advisor       8.22%(1)      7.75%        4.95%(1)      7.47%(1)       7.16%          4.20%(1)
   After reimbursement of expenses by Advisor        8.99%(1)      8.72%        7.47%(1)      8.24%(1)       8.13%          6.72%(1)
Portfolio Turnover                                     30%           48%          56%           30%            48%             56%

(1)  Annualized.
(2)  Not annualized.
 +   Total return without applicable sales charge.
(a)  Fund commenced investment operations on December 29, 1997.


 Financial Highlights for a Share of Beneficial Interest Outstanding Throughout each Period

GROWTH AND INCOME FUND
                                                               Class A                                     Class B

                                            Six Months Ended                            Six Months Ended
                                                 4/30/00    Year Ended   Inception(a) to    4/30/00     Year Ended   Inception(a) to
                                               (unaudited)    10/31/99       10/31/98      (unaudited)    10/31/99       10/31/98
Net Asset Value, Beginning of Period         $      13.21    $    10.88  $     10.00   $     13.18    $     10.88    $       10.00

   Income from Investment Operations:
     Net investment income (loss)                    0.04          0.09         0.07         (0.01)         (0.01)            0.01

     Net realized and unrealized gain on
       investments                                   1.02          2.33         0.89          1.02           2.33             0.89


       Total from investment operations              1.06          2.42         0.96          1.01           2.32             0.90


   Less Distributions:
     Distributions from net investment income       (0.03)        (0.09)       (0.07)           --             --            (0.01)

     Distributions from capital gains               (0.02)           --           --         (0.02)         (0.02)              --
     Distributions in excess of net investment
        income                                         --            --        (0.01)           --             --            (0.01)


       Total distributions                          (0.05)        (0.09)       (0.08)        (0.02)         (0.02)           (0.02)


Net increase in net asset value                      1.01          2.33         0.88          0.99           2.30             0.88


Net Asset Value, End of Period               $      14.22    $    13.21  $     10.88   $     14.17    $     13.18    $       10.88


Total Return+                                        8.08%(2)     22.33%        9.57%(2)      7.73%(2)      21.32%          8.97%(2)
Ratios/Supplemental Data:
Net Assets, End of Period (in 000's)         $     33,355   $    25,646  $    11,169   $    82,100    $    55,856    $      14,408
Ratios of expenses to average net assets:
   Before reimbursement of expenses by Advisor       1.06%(1)      1.25%        2.41%(1)      1.81%(1)       2.00%          3.16%(1)
   After reimbursement of expenses by Advisor        1.00%(1)      1.00%        1.00%(1)      1.75%(1)       1.75%          1.75%(1)
Ratios of net investment income (loss) to average
   net assets:
   Before reimbursement of expenses by Advisor       0.55%(1)      0.35%      (0.60)%(1)    (0.20)%(1)      (0.40)%       (1.35)%(1)
   After reimbursement of expenses by Advisor        0.61%(1)      0.60%       0.81%(1)     (0.14)%(1)      (0.15)%        0.06%(1)
Portfolio Turnover                                      8%           19%           5%            8%            19%               5%


CAPITAL APPRECIATION FUND
Net Asset Value, Beginning of Period             $  13.70   $     11.04     $  10.00     $   13.54     $    10.98       $    10.00

Income from Investment Operations:
Net investment income (loss)                        (0.02)       (0.00)*        0.01         (0.09)         (0.12)           (0.02)

Net realized and unrealized gain on investments      1.75          2.68         1.04          1.75           2.68             1.01

Total from investment operations                     1.73          2.68         1.05          1.66           2.56             0.99

Less Distributions:
Distributions from net investment income               --            --           --            --             --               --
Distributions from capital gains                    (0.01)        (0.02)          --         (0.01)            --               --
Distributions in excess of net investment income       --            --        (0.01)           --             --            (0.01)

Total distributions                                 (0.01)        (0.02)       (0.01)        (0.01)            --
                                                                                                                             (0.01)

Net increase in net asset value                      1.72          2.66         1.04          1.65           2.56
                                                                                                                              0.98

Net Asset Value, End of Period                  $   15.42   $     13.70    $   11.04     $   15.19     $    13.54      $     10.98

Total Return+                                       12.66%(2)     24.29%       10.51%(2)     12.30%(2)      23.32%          9.91%(2)
Ratios/Supplemental Data:
Net Assets, End of Period (in 000's)            $  20,043   $    13,262    $  13,410    $   36,431      $  23,563           $7,025
Ratios of expenses to average net assets:
Before reimbursement of expenses by Advisor          1.42%(1)      1.71%        3.28%(1)      2.17%(1)       2.46%          4.03%(1)
After reimbursement of expenses by Advisor           1.20%(1)      1.20%        1.20%(1)      1.95%(1)       1.95%          1.95%(1)
Ratios of net investment income (loss) to
   average net assets:
Before reimbursement of expenses by Advisor        (0.53)%(1)     (0.68)       (1.97)(1)      (1.28)(1)     (1.46)%        (2.72)(1)
After reimbursement of expenses by Advisor          (0.31)(1)     (0.05)%       0.11%(1)      (1.06)(1)     (1.03)%        (0.64)(1)
Portfolio Turnover                                      6%           68%          10%            6%            68%              10%

(1)  Annualized.
(2)  Not annualized.
 +   Total return without  applicable sales charge.
(a)  Fund commenced  investment operations on December 29, 1997.
 *   Amount represents less than $(0.01).

 Financial Highlights for a Share of Beneficial Interest Outstanding Throughout each Period

EMERGING GROWTH FUND

                                                               Class A                                     Class B

                                                           Inception(b) to                             Inception(b) to
                                                               4/30/00                                   4/30/00(b)
                                                             (unaudited)                                 (unaudited)
Net Asset Value, Beginning of Period                        $     10.00                             $       10.00

   Income from Investment Operations:
     Net investment income                                           --                                        --
     Net realized and unrealized gain on investments              (1.42)                                    (1.42)

       Total from investment operations                           (1.42)                                    (1.42)

Net decrease in net asset value                                   (1.42)                                    (1.42)

Net Asset Value, End of Period                              $      8.58                             $        8.58


Total Return+                                                   (14.20)%(2)                              (14.20)%(2)

Ratios/Supplemental Data:
Net Assets, End of Period (in 000's)                        $    19,053                                $    3,217
Ratios of expenses to average net assets:
   Before reimbursement of expenses by Advisor                     1.94%(1)                                  2.69%(1)
   After reimbursement of expenses by Advisor                      1.20%(1)                                  1.95%(1)
Ratios of net investment income (loss) to average net assets:

   Before reimbursement of expenses by Advisor                    (0.79)%(1)                               (1.54)%(1)
   After reimbursement of expenses by Advisor                     (0.05)%(1)                               (0.80)%(1)
Portfolio Turnover                                                   52%                                       52%



INTERNATIONAL STOCK FUND


                                            Six Months Ended                            Six Months Ended
                                                 4/30/00     Year Ended   Inception(a) to    4/30/00     Year Ended  Inception(a) to
                                               (unaudited)    10/31/99       10/31/98      (unaudited)    10/31/99       10/31/98

Net Asset Value, Beginning of Period         $      11.45    $    10.34   $    10.00   $     11.38    $     10.28    $       10.00

   Income from Investment Operations:
     Net investment income (loss)                    0.02          0.14         0.08         (0.02)          0.05             0.03

     Net realized and unrealized gain (loss)
       on investments                               (0.38)         1.56         0.27         (0.38)          1.56             0.26

       Total from investment operations             (0.36)         1.70         0.35         (0.40)          1.61             0.29


   Less Distributions:
     Distributions from net investment income       (0.14)        (0.14)       (0.01)        (0.07)         (0.05)           (0.01)
     Distributions from capital gains               (0.82)        (0.45)          --         (0.82)         (0.46)              --

       Total distributions                          (0.96)        (0.59)       (0.01)        (0.89)         (0.51)           (0.01)


Net increase (decrease) in net asset value          (1.32)         1.11         0.34         (1.29)          1.10             0.28


Net Asset Value, End of Period               $      10.13   $     11.45  $     10.34   $     10.09    $     11.38    $       10.28

Total Return+                                       (3.78)%(2)    17.00%        3.60%(2)     (4.12)%(2)     16.09%          2.90%(2)

Ratios/Supplemental Data:
Net Assets, End of Period (in 000's)         $     33,066  $     33,214    $  27,656     $   4,436     $    3,326     $      1,350
Ratios of expenses to average net assets:
   Before reimbursement of expenses by Advisor       2.08%(1)      2.18%        2.76%(1)      2.83%(1)       2.93%          3.51%(1)
   After reimbursement of expenses by Advisor        1.60%(1)      1.60%        1.60%(1)      2.35%(1)       2.35%          2.35%(1)
Ratios of net investment income (loss) to
     average net assets:
   Before reimbursement of expenses by Advisor      (0.20)%(1)     0.72%       (0.01)%(1)    (0.95)%(1)      0.05%        (0.76)%(1)
   After reimbursement of expenses by Advisor        0.28%(1)      1.30%        1.15%(1)     (0.47)%(1)      0.63%         0.40%(1)
Portfolio Turnover                                     68%           57%          60%           68%            57%             60%

(1)  Annualized.
(2)  Not annualized.
 +   Total return without  applicable sales charge.
(a)  Fund commenced  investment operations on December 29, 1997.
(b)  Fund commenced investment operations on February 29, 2000.

                    Notes to Financial Statements (Unaudited)

1. ORGANIZATION

MEMBERS Mutual Funds, a Delaware Business Trust (the "Trust"), is registered under the Investment Company Act of 1940, as amended (the "1940 Act") as an open-end, management investment company. As of the date of this report, the Trust offers eight Funds (individually, a "Fund," collectively, the "Funds") each with two classes of shares: Class A and Class B. Each class of shares represents an interest in the assets of the respective Fund and has identical voting, dividend, liquidation and other rights, except that each class of shares bears its own distribution fees and its proportional share of fund level expenses, is subject to its own sales charges, if any, and has exclusive voting rights on matters pertaining to the Rule 12b-1 plan as it relates to that class. The accompanying financial statements include the Cash Reserves Fund, Bond Fund, Balanced Fund, High Income Fund, Growth and Income Fund, Capital Appreciation Fund, Emerging Growth Fund and the International Stock Fund.

The only transactions of the Funds prior to commencement of operations were the sale of 49,000 Class A shares and 1,000 Class B shares of Cash Reserves Fund at $1 per share and the sale of 4,900 Class A shares and 100 Class B shares of Bond Fund, Balanced Fund, High Income Fund, Growth and Income Fund, Capital Appreciation Fund and International Stock Fund at $10 per share on November 10, 1997.

2. SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by each Fund in the preparation of its financial statements

Portfolio Valuation: Investments in securities which are traded on a recognized stock exchange or for which price quotations are available will normally be valued on the basis of market quotations furnished by a pricing service which has been approved by The Board of Trustees. Short-term obligations that mature in sixty days or less are valued at amortized cost, which constitutes fair value. All other securities and other assets are appraised at their fair values as determined in good faith by and under the general supervision of The Board of Trustees.

Security Transactions and Investment Income: Security transactions are accounted for on a trade date basis. Net realized gains or losses on sales are determined by the identified cost method. Interest income is recorded on the accrual basis. Dividend income is recorded on ex-dividend date.

Federal Income Taxes: It is each Fund's intention to qualify as a regulated investment company for federal income tax purposes by complying with the appropriate provisions of the Internal Revenue Code of 1986, as amended. Accordingly, no provisions for federal income taxes are required in the accompanying financial statements.

Classes: Class-specific expenses are borne by that class. Income, non-class specific expenses, and realized and unrealized gains/losses are allocated to the respective classes on the basis of relative net assets.

Expenses: Expenses that are directly related to one of the Funds are charged directly to that Fund. Other operating expenses of the Fund are prorated to the Funds on the basis of relative net assets.

Organization and Offering Costs: Each Fund bears all costs in connection with its organization, including registration and notification fees and expenses with respect to the sale of their shares under federal and state securities regulation. These organization and offering costs are being amortized on a straight-line basis over five years and one year, respectively. In the event any of the initial shares of a Fund are redeemed by any holder thereof during the amortization period, the proceeds of such redemptions will be reduced by an amount equal to the pro-rata portion of unamortized deferred organizational expenses in the same proportion as the number of shares being redeemed bears to the number of initial shares of such Fund outstanding at the time of such redemption. To the extent that proceeds of the redemptions are less than such pro-rata portion of any unamortized organizational expenses, CIMCO has agreed to reimburse the Fund promptly.

Repurchase Agreements: Each Fund may engage in repurchase agreements. In a repurchase agreement, a security is purchased for a relatively short period (usually not more than 7 days) subject to the obligation to sell it back to the issuer at a fixed time and price plus accrued interest. The Funds will enter into repurchase agreements only with member banks of the Federal Reserve System and with "primary dealers" in U.S. Government securities.

Foreign Currency Transactions: The books and records are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

     (1) market value of investment securities, assets and liabilities at the current rate of exchange; and

     (2) purchases and sales of investment securities, income, and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.

The High Income and International Stock Funds report certain foreign currency-related transactions as components of realized gains or losses for financial reporting purposes, whereas such components are treated as ordinary income for federal income tax purposes.

The Funds do not isolate the portion of gains and losses on investments in securities that is due to changes in the foreign exchange rates from that which is due to change in market prices of securities. Such amounts are categorized as gain or loss on investments for financial reporting purposes.

Forward Foreign Currency Exchange Contracts: The High Income and International Stock Funds may each purchase or sell forward foreign currency contracts for defensive or hedging purposes when the Fund's Investment Advisor anticipates that the foreign currency will appreciate or depreciate in value. The Funds realize a gain or a loss at the time the forward contracts are closed out or offset by a matching contract.

Futures Contracts: The Funds (other than the Cash Reserves Fund) may purchase and sell futures contracts and purchase and write options on futures contracts. Cash or securities are deposited with brokers in order to establish and maintain a position. Subsequent payments made or received by the Fund based on the daily change in the market value of the position are recorded as unrealized gains or losses until the contract is closed out, at which time the gains or losses are realized.

3. ADVISORY, ADMINISTRATION AND DISTRIBUTION AGREEMENTS
The Trust has entered into an Investment Advisory Agreement with CIMCO Inc. (the "Investment Advisor"). For its investment advisory services to the Portfolios, CIMCO is entitled to receive a fee, which is calculated daily and paid monthly, at an annual rate based upon the following percentages of average daily net assets: 0.40% for the Cash Reserves Fund; 0.50% for the Bond Fund; 0.65% for the Balanced Fund; 0.55% for the High Income Fund and Growth and Income Fund; 0.75% for the Capital Appreciation Fund; 0.75% for the Emerging Growth Fund and 1.05% for the International Stock Fund. The Investment Advisor has entered into Subadvisor Agreements for the management of the investments of the High Income Fund, the Emerging Growth Fund, and the International Stock Fund. The Investment Advisor is solely responsible for the payment of all fees to the Subadvisors. The Subadvisors for these funds are Massachusetts Financial Services Company for the High Income Fund and Emerging Growth Fund and IAI International Limited and Lazard Asset Management for the International Stock Fund.

The Investment Advisor contractually agrees to waive a portion of its fees and to reimburse the Funds for certain expenses so that total expenses will not exceed certain expense limitations. The Investment Advisor has agreed to waive fees and/or reimburse expenses with respect to the Funds in order that total expenses will not exceed the following amounts:

    Fund                            Class A       Class B
    -----------------------------------------------------
    Cash Reserves Fund               0.55%         1.30%
    Bond Fund                        0.90%         1.65%
    Balanced Fund                    1.10%         1.85%
    High Income Fund                 1.00%         1.75%
    Growth and Income Fund           1.00%         1.75%
    Capital Appreciation Fund        1.20%         1.95%
    Emerging Growth Fund             1.20%         1.95%
    International Stock Fund         1.60%         2.35%

For the period ended April 30, 2000, the Investment Advisor reimbursed expenses of $66,948 for the Cash Reserves Fund, $67,532 for the Bond Fund, $52,759 for the Balanced Fund, $68,568 for the High Income Fund, $30,753 for the Growth and Income Fund, $51,349 for the Capital Appreciation Fund, $26,625 for the Emerging Growth Fund and $90,764 for the International Stock Fund.

Any reimbursements or fee reductions made by the Investment Advisor to a Fund are subject to repayment by the Fund within the subsequent three years, to the extent that the Fund is able to make the repayment within its expense cap. Since December 29, 1997 through April 30, 2000, the Investment Advisor reimbursed expenses of $341,243 for the Cash Reserves Fund, $355,708 for the Bond Fund, $339,943 for the Balanced Fund, $365,094 for the High Income Fund, $311,939 for the Growth and Income Fund, $332,040 for the Capital Appreciation Fund, $26,625 for the Emerging Growth Fund and $508,451 for the International Stock Fund.

The Trust and PFPC Inc. ("PFPC"), are parties to an agreement under which PFPC provides administration services for a fee calculated daily and paid monthly, at the annual rate of 0.15% of the first $500 million of the combined average daily net assets and 0.12% of the next $500 million of the combined average daily net assets and 0.09% of the combined average daily net assets over $1 billion. Currently, at April 30, 2000, the Funds are at the minimum of $3,500 per Fund, per Class, per month until aggregate net assets reach $448 million.

In addition, PFPC also provides certain fund accounting, custody administration and transfer agency services pursuant to certain fee arrangements. Pursuant to such fee arrangements, PFPC compensates the Trust's custodian bank, State Street, for its services in addition to the fees PFPC receives.

CUNA Brokerage Services, Inc. (CUNA Brokerage) serves as distributor of the Funds. The Trust adopted Distribution Plans (the "Plans") with respect to the Trust's Class A and Class B shares pursuant to Rule 12b-1 under the 1940 Act. Under the Plans, the Trust will pay service fees for Class A and Class B shares at an aggregate annual rate of 0.25% of each Fund's daily net assets attributable to the respective class of shares for all Funds except the Cash Reserves Fund. The Trust will also pay distribution fees for Class B shares at an aggregate annual rate of 0.75% of each Fund's daily net assets attributable to Class B. The distribution fees are used to reimburse CUNA Brokerage for its distribution expenses with respect to Class B shares only, including but not limited to: (1) initial and ongoing sales compensation to selling brokers and others engaged in the sale of Fund shares, (2) marketing, promotional and overhead expenses incurred in connection with the distribution of Fund shares, and (3) interest expenses on unreimbursed distribution expenses. The service fees will be used to compensate selling brokers and others for providing personal and account maintenance services to shareholders.

In addition to distribution fees, CUNA Brokerage received sales charges paid by the purchasers or redeemers of the Funds' shares. For the period ended April 30, 2000, sales charges received by CUNA Brokerage were as follows:

      Cash Reserves                  $79,126
      Bond                           125,859
      Balanced                       847,207
      High Income                    111,392
      Growth and Income            1,456,558
      Capital Appreciation           691,950
      Emerging Growth                189,478
      International Stock            100,074

Certain officers and trustees of the Funds are also officers of the Trust. The Funds do not compensate its officers or affiliated trustees. Effective September 4, 1997, the Trust pays each unaffiliated trustee $1,000 per Board of Trustees meeting attended.

4. DIVIDENDS FROM NET INVESTMENT INCOME AND DISTRIBUTIONS OF CAPITAL GAINS
With respect to the Cash Reserves Fund, Bond Fund, and High Income Fund, dividends from net investment income are declared daily and net realized gains from investment transactions, if any, are distributed to shareholders annually. The Balanced Fund declares dividends from net investment income monthly and net realized gains from investment transactions, if any, are distributed to shareholders annually. The Growth and Income Fund declares dividends from net investment income quarterly and net realized gains from investment transactions, if any, are distributed to shareholders annually. The Capital Appreciation Fund, Emerging Growth Fund and the International Stock Fund declare dividends from net investment income annually and net realized gains from investment transactions, if any, are distributed to shareholders annually.

5. SECURITIES TRANSACTIONS

For the period ended April 30, 2000, aggregate cost of purchases and proceeds from sales of securities, other than short-term investments, were as follows:

                                     U.S. Government                    Other Investment
                                       Securities                          Securities
                             ------------------------------       -----------------------------
     Fund                       Purchases          Sales             Purchases        Sales
     --------------------------------------------------------------------------------------
     Bond                    $ 22,951,333      $23,437,534        $ 17,043,761   $ 16,533,559
     Balanced                  43,940,889       42,851,413          38,301,801     26,124,161
     High Income                       --               --           4,892,649      5,241,970
     Growth and Income                 --               --          32,342,417      7,479,615
     Capital Appreciation              --               --          15,976,567      2,842,688
     Emerging Growth                   --               --          32,381,765      9,997,454
     International Stock               --               --          27,778,648     24,677,781

At April 30, 2000, the aggregate gross unrealized appreciation (depreciation) and net unrealized appreciation (depreciation) for all securities as computed on a federal income tax basis for each fund were as follows:

     Fund                     Appreciation    (Depreciation)          Net
     --------------------------------------------------------------------
     Bond                 $        18,043   $     (251,113) $      (233,070)
     Balanced                   8,710,285       (1,829,781)       6,880,504
     High Income                  207,916       (1,496,269)      (1,288,353)
     Growth and Income         21,179,074       (5,962,609)      15,216,465
     Capital Appreciation      13,264,792       (2,562,160)      10,702,632
     Emerging Growth              631,603       (1,734,905)      (1,103,302)
     International Stock        4,749,744       (2,281,176)       2,468,568

6. FOREIGN SECURITIES

Each Fund may invest in foreign securities, although only the High Income Fund and International Stock Fund anticipate having significant investments in such securities. The International Stock Fund may invest all of its assets in foreign securities and the High Income Fund may invest up to half of its assets in foreign securities. No Fund will concentrate its investments in any particular foreign country.

Foreign securities means securities that are: (1) issued by companies organized outside the U.S. or whose principal operations are outside the U.S. ("foreign issuers"), (2) issued by foreign governments or their agencies or instrumentalities (also "foreign issuers"), (3) principally traded outside the U.S., or (4) quoted or denominated in a foreign currency ("non-dollar securities"). Foreign securities include ADR's, EDR's, GDR's, and foreign money market securities.

7. FINANCIAL INSTRUMENTS

Investing in certain financial instruments including forward foreign currency contracts and futures contracts involves risk other than that reflected in the Statement of Assets and Liabilities. Risk associated with these instruments include potential for an imperfect correlation between the movements in the prices of instruments and the prices of the underlying securities and interest rates, an illiquid secondary market for the instruments or inability of counterparties to perform under the terms of the contracts, and changes in the value of foreign currency relative to the U.S. dollar. The High Income Fund and International Stock Fund enter into these contracts primarily to protect these Funds from adverse currency movement.

8. CONCENTRATION OF RISK

The High Income Fund invests in securities offering high current income which generally will be in the lower rating categories of recognized ratings agencies (so-called "junk bonds"). These securities generally involve more credit risk than securities in the higher rating categories. In addition, the trading market for high yield securities may be relatively less liquid than the market for higher-rated securities. The Fund generally invests at least 80% of its assets in high yield securities.

9. CAPITAL SHARES AND AFFILIATED OWNERSHIP
Each fund is authorized to issue an unlimited number of shares of beneficial interest with no par value. Each Fund currently offers two classes of shares, Class A and Class B. At April 30, 2000, investments in the Funds by affiliates were as follows:

                                          CUNA Mutual             CUNA Mutual                   CUMIS
   Fund                Class        Life Insurance Company     Insurance Society      Insurance Society, Inc.
-------------------------------------------------------------------------------------------------------------

Cash Reserves            A               $  1,678,265           $  1,677,146        $              --
Bond                     A                  1,633,811              1,632,721                       --
High Income              A                  5,296,119                     --                       --
Emerging Growth          A                  4,290,000                     --               12,869,142
Emerging Growth          B                         --                     --                      858
International Stock      A                  3,495,364              5,824,441               20,808,357
